UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NEULION, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NEULION, INC.
1600 Old Country Road
Plainview, New York 11803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF NEULION, INC.:

The annual meeting of the stockholders of NeuLion, Inc., a Delaware corporation (“Company”), will be held on June 1, 2017, at 10:00 a.m. Eastern Time at Northwell Health Ice Center, 200 Merrick Avenue, East Meadow, New York 11554 (“Annual Meeting”), for the following purposes:

1.          To elect nine members of the Board of Directors named in the accompanying proxy statement, each for a term of one year or until a successor is duly elected and qualified.

2.          To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017.

3.          To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

A proxy statement providing information, and a form of proxy to vote, with respect to the foregoing matters, as well as our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, accompany this Notice of Annual Meeting.

It is important that your shares of the Company are represented at the Annual Meeting.  Regardless of whether you expect to attend the Annual Meeting, please complete, date and sign the accompanying form of proxy and return it promptly in the enclosed return envelope, or follow the instructions on the enclosed form of proxy to vote your proxy by telephone or by Internet.  If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or nevertheless vote in person at the Annual Meeting.

By Order of the Board of Directors,

/s/ Roy E. Reichbach
Roy E. Reichbach President and Chief Executive Officer, and a Director

Dated: April 28, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2017:  This Notice of Annual Meeting, our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available on our website at www.neulion.com.

NEULION, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors (“Board”) of NeuLion, Inc., a Delaware corporation (“NeuLion,” “Company,” “we,” “our” or “us”), of proxies to be voted at our annual meeting of stockholders to be held on June 1, 2017 at 10:00 a.m. Eastern Time at Northwell Health Ice Center, 200 Merrick Avenue, East Meadow, New York 11554 and at any adjournment or postponement thereof (“Annual Meeting”).  You may obtain directions to the Annual Meeting by making a request to the Company at 1600 Old Country Road, Plainview, New York 11803, ATTN:  Corporate Secretary, that is received prior to the date of the Annual Meeting. Stockholders will be admitted to the Annual Meeting beginning at 9:00 a.m. Eastern Time.

The Notice of Annual Meeting, this proxy statement (“Proxy Statement”) and the accompanying form of proxy are intended to first be sent to stockholders on or about May 5, 2017.

A copy of the Company’s Annual Report on Form 10-K containing its audited financial statements for the fiscal year ended December 31, 2016 (“Annual Report”) accompanies the Proxy Statement.  Our Annual Report is not part of the Proxy Statement.

What items will be put to a vote?

The following items will be put to a stockholder vote at the Annual Meeting:

•	The election of nine members of the Board named in the Proxy Statement, each for a term of one year or until a successor is duly elected and qualified.

•	The ratification of the appointment of EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017.

•	The transaction of any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Who is entitled to vote at the Annual Meeting?

Persons registered on the records of the Company at the close of business on April 28, 2017 (“Record Date”) as holders of shares of common stock of the Company (“Common Stock”) are entitled to receive notice of, and to vote at, the Annual Meeting and at all adjournments or postponements thereof.
As of the Record Date, the Company had outstanding 276,951,768 shares of Common Stock, which is the only class of stock entitled to vote at the Annual Meeting.  Each share of Common Stock entitles its holder to one vote.

How do I vote?

You may vote your proxy by completing, dating, signing and mailing the accompanying form of proxy in the return envelope provided, or by telephone or by Internet by following the instructions on the form of proxy.  If you vote your shares by telephone or Internet, you do not have to return your proxy card.  The persons acting as proxy will vote your shares as you specify or, in the absence of your specification, as stated on the form of proxy.

You may also vote by attending the Annual Meeting in person. If you attend the Annual Meeting, you may vote there in person, regardless of whether you have previously voted. If you wish to vote your shares in person at the Annual Meeting and your shares are registered in the name of a broker, trust, bank or other holder of record, you will need to bring a legal proxy or a letter from that broker, trust, bank or other holder of record that confirms that you are the beneficial owner of those shares.

Your vote is important to the Company.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Computershare Trust Company, N.A., you are the “stockholder of record” of those shares, and the Notice of Annual Meeting and Proxy Statement and any accompanying documents mailed to you have been provided to you directly by the Company.

If your shares are held in a stock brokerage account or by a bank, trust or other holder of record, you are considered the “beneficial owner” of those shares, and the Notice of Annual Meeting and Proxy Statement and any accompanying documents have been forwarded to you by your broker, bank, trust or other holder of record. As the beneficial owner, you have the right to direct your broker, bank, trust or other holder of record how to vote your shares by using the proxy card or by following the instructions provided by that entity.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you may revoke any proxy before it is exercised by notifying the Company in a writing received at 1600 Old Country Road, Plainview, New York 11803, ATTN:  Corporate Secretary, by 5:00 p.m. Eastern Time on May 31, 2017 or by voting a subsequent proxy or by voting in person at the Annual Meeting. If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, trust, bank or other holder of record.

What is a broker non-vote? What is an abstention?

If you hold shares through an account with a broker, bank, trust or other holder of record, your shares may be voted on routine matters even if you do not provide voting instructions. However, when a proposal is not routine and a brokerage firm, bank, trust or other holder of record has not received specific voting instructions from you, it cannot vote your shares on that proposal. Those shares are considered broker “non-votes.” An abstention occurs when a stockholder does not cast a ballot on a matter that has been put to a vote and instead marks the “abstain” box on the proxy card. Broker “non-votes” and abstentions are counted for purposes of determining whether a quorum is present.

Our proposals will be affected by broker “non-votes” and abstentions as follows:

Election of Directors

The election of directors is not considered a routine matter. The Company’s Bylaws require that in an uncontested election, such as the election at the Annual Meeting, each director will be elected by the affirmative vote of the majority of the votes cast with respect to the director nominee. The majority of the votes cast means that the number of shares cast “for” a director’s election must exceed the number of votes cast “against” that nominee. Abstentions and broker “non-votes” are not counted as “for” or “against” a director nominee, and will not have an effect on the outcome of the election of directors.

Ratification of Independent Registered Public Accountants

The ratification of the appointment of EisnerAmper as our independent registered public accounting firm for the fiscal year ended December 31, 2017 is considered a routine matter, and therefore there will be no broker “non-votes” associated with this proposal.  The Company’s Bylaws require the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter to ratify this item. Abstentions will have the same effect as a vote against this matter.

We encourage you to provide your instructions to your broker, bank, trust or other holder of record regarding the voting of your shares.
What constitutes a quorum for the Annual Meeting?

The presence of the majority of the shares entitled to vote on a matter, in person or represented by proxy, will constitute a quorum at the Annual Meeting or any adjournment or postponement thereof, other than in such cases where a separate vote by a class is required whereby the majority of the outstanding shares of such class, present in person or represented by proxy, will also be required to constitute a quorum with respect to a vote on that matter.  The Company’s list of stockholders as of the Record Date has been used to deliver to stockholders the Notice of Annual Meeting and the Proxy Statement, as well as to determine who is eligible to vote.

What are the voting requirements to elect the directors and to approve the other proposal discussed in the Proxy Statement?

Under the Company’s Bylaws, directors must be elected by the affirmative vote of the majority of the votes cast with respect to a director nominee in uncontested elections.  This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee.  The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of EisnerAmper as our independent registered public accounting firm for 2017.

How does the Board recommend that I vote?

Your Board recommends that you vote your shares:

•	‘FOR’ the election of each of the nine nominees to the Board; and
•	‘FOR’ the ratification of the appointment of EisnerAmper as our independent registered public accounting firm for 2017.

Does any director or executive officer of the Company have an interest in the matters to be acted upon at the Annual Meeting?

To the knowledge of the Company, no person who has been a director or an executive officer of the Company at any time since the beginning of the Company’s last fiscal year, no nominee for election as a director of the Company, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting except as disclosed in the Proxy Statement.

Who will pay for the costs of these proxy materials?

The Company will bear the entire cost of preparing, assembling, printing and mailing the Notice of Annual Meeting, the Proxy Statement, the accompanying form of proxy, the Company’s Annual Report, excluding exhibits, and any additional material that may be furnished to stockholders via the mail. Proxies may be solicited through the mails or direct communication with certain stockholders or their representatives by the Company’s officers, directors or employees, who will receive no additional compensation therefor. The costs of solicitation will be borne by the Company.

Who tabulates the votes?

Votes are counted by employees of Computershare Trust Company, N.A., the Company’s transfer agent and registrar, and certified by the inspectors of election at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

The Company will report the voting results on a Form 8-K shortly after the Annual Meeting.

What is “householding” and does NeuLion do this?

Householding is a procedure approved by the Securities and Exchange Commission (“SEC”) by which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement, form of proxy and annual report from a company, bank, broker, trust or other holder of record, unless one or more of these stockholders notifies such an entity that they wish to continue to receive individual copies. At the present time, the Company does not “household” for any of our stockholders of record. However, your bank, broker, trust or other holder of record may be householding your account if you hold your shares in street name.

Could other matters be decided at the Annual Meeting?

At the date of the Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in the Proxy Statement.

If you return a signed and completed proxy card or vote by telephone or through the Internet and other matters are properly presented at the Annual Meeting for consideration, the proxies appointed by the Board will have the discretion to vote for you.
Can I access the proxy materials for the Annual Meeting on the Internet or receive copies of the Annual Report exhibits?

The Notice of Annual Meeting, the Proxy Statement, the form of proxy and the Company’s Annual Report are available on the Company’s website at www.neulion.com.  We will provide another copy of the Annual Report, excluding exhibits, without charge to any stockholder entitled to vote at the Annual Meeting upon advance written request directed to NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803, ATTN:  Corporate Secretary.  We will also provide, upon payment of our copying and mailing costs, copies of the exhibits to the Annual Report to any stockholder entitled to vote at the Annual Meeting upon advance written request directed to the same address.

How do I submit a proposal for inclusion in NeuLion’s proxy material for the annual meeting of stockholders to be held in 2018?

Stockholder proposals may be submitted for inclusion in the Company’s proxy material for the annual meeting of stockholders to be held in 2018 after the Annual Meeting but must be received no later than 5:00 p.m. Eastern Time on December 29, 2017.  Proposals should be sent via registered, certified or express mail to:  NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803, ATTN:  Corporate Secretary. Management carefully considers all proposals and suggestions from stockholders.

How do I submit an item of business for the annual meeting of stockholders to be held in 2018?

Stockholders who intend to present an item of business at the Company’s annual meeting of stockholders to be held in 2018 (other than a proposal submitted for inclusion in the Company’s proxy statement) must provide notice of such business to the Company’s Corporate Secretary no earlier than March 2, 2018 and no later than April 1, 2018, as set forth more fully in the Company’s Bylaws.

How do I nominate a director for inclusion in NeuLion’s proxy material for the annual meeting of stockholders to be held in 2018?

Stockholder nominees for director may be submitted for inclusion in the Company’s proxy material for the annual meeting of stockholders to be held in 2018 after the Annual Meeting; they must be received no later than 5:00 p.m. Eastern Time on December 29, 2017.  Proposals should be sent via registered, certified or express mail to:  NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803, ATTN:  Corporate Secretary.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of nine directors. The Bylaws of the Company provide that the number of directors on the Board shall not be less than one nor more than 15 persons. The Company has determined that the number of directors to be elected at the Annual Meeting will be nine.  All nine of the nominees are currently directors of the Company and each has been a director since the date indicated below in his or her biographical and business information narrative. Each director elected at the Annual Meeting will hold office until the next annual meeting or until his or her successor is duly elected or appointed. All of the nominees have consented to being named in the Proxy Statement and to serve if elected. We do not presently expect that any of the nominees will be unavailable to serve on the Board. There are no family relationships between the officers and directors of the Company other than the relationship between Nancy Li, our Executive Chair, and Charles B. Wang, a member of the Board, who are married to each other.

Director Qualifications and Review of Director Nominees

The process for identifying nominees for the Board is initiated by the Nominating Committee, which evaluates nominees based on the Company’s present and future strategic objectives and the specific skills required of the Board.  The Nominating Committee then makes recommendations to the Board regarding the size and composition of the Board, and recommends candidates for election to the Board.  In conducting a review of the Nominating Committee’s recommendations, the Board may consider age, experience, ability, qualifications, gender, race, independence from the Company and current Board members and such other factors as it deems appropriate given the current needs of the Company.

The Nominating Committee utilizes the same evaluation process for director nominees recommended by stockholders as it does for nominees it identifies on its own.  Due to the historically limited number of stockholder proposals received annually, the Nominating Committee does not believe that a separate policy for considering such nominations is necessary or efficient at this time.  Current members of the Board with skills and experience relevant to the Company’s strategic objectives are considered for re-nomination.

The nominees to the Board listed in the Proxy Statement, each of whom is currently a director of the Company, were approved unanimously by the Board.  The paragraphs that follow provide information about each current and nominee director. Each of these individuals brings a strong and singular background and skill set to the full Board that includes accounting and finance, risk management, marketing, technology, legal and civic experience, among others, which led the Board to the conclusion that each should continue to serve as a director.

Biographical and Business Experience of Directors

The narrative below contains biographical and business information about the current directors, including name, office or position with the Company, date the Company directorship began, principal occupation, age, business experience and U.S. public company directorships during at least the past five years.

Gabriel A. Battista, 72, has been a director of the Company since March 2008.  He has been a member of the Board of Trustees since 2006 and Chairman since 2013 of the American University of Rome.  Mr. Battista was the Chairman of the Board of Trustees of Capitol Technology University from 2010 until 2014 and is presently a member of the Board of Trustees emeritus.  He also serves as a member of the Boards of Directors of Sentrillion, Network Alliance, and TEOCO and is the Chairperson of the Board of Directors of the National Italian American Foundation.  From 1999 until December 2006, Mr. Battista was the President, Chairman and Chief Executive Officer of Talk America.  Mr. Battista’s qualifications to serve on the Board include his success as business leader with substantial experience in the area of telecommunications, which is a significant market for the Company’s services, as well as his experience having served as a board member of six publically traded companies in the Internet, software and telecommunications industries.

Robert E. Bostrom, 64, has been a director of the Company since August 2014.  Mr. Bostrom has been the Senior Vice President, General Counsel and Corporate Secretary of Abercrombie & Fitch, a retail apparel company, since January 2014. From December 2012 to December 2013, he was a shareholder and Co-Chairman of the Financial Regulatory and Compliance Group at Greenberg Traurig.  Mr. Bostrom has been admitted to practice law since 1980.  Mr. Bostrom’s qualifications to serve on the Board include his experience, in a legal career spanning more than 30 years, working and advising at the highest levels of leadership in the banking sector, in private legal practice and inside a government sponsored enterprise.  He has advised boards of directors and committees on corporate governance issues, effective compliance and enterprise risk management programs, and crisis management.

John A. Coelho, 41, has been a director of the Company since January 2015.  Mr. Coelho is a partner at StepStone Group LP, a global private markets investment manager, where he has been employed since August 2007.  Mr. Coelho’s qualifications to serve on the Board include his extensive experience in advising and investing in emerging growth companies, including numerous venture capital, private equity, IPO and M&A transactions in the software, computing and digital media sectors.

James R. Hale, 58, has been a director of the Company since January 2015.  Since January 1999, Mr. Hale has been the Managing Partner of Parallax Capital Partners, LLC, a private equity firm focused on acquiring and operating application software and related services companies.  Since 2013, Mr. Hale has also been the managing member of Parallax Holdings, LLC, which is the general partner of Parallax Capital, L.P., which is the general partner of Parallax Capital Fund, L.P., which is a limited liability company member of PCF 1, LLC (“PCF”).  He served as Chairman of the Board of Directors of DivX Corporation (“DivX”) from March 2014 until the acquisition of DivX by the Company from PCF in January 2015.  Mr. Hale’s qualifications to serve on the Board include his corporate financial expertise and extensive experience with companies in the technology industry.

Shirley Strum Kenny, 82, has been a director of the Company since October 2008.  Dr. Kenny served as President of Stony Brook University from 1994 to 2009 and President of Queens College from 1985 to 1994.  She was Interim President at Georgia State University from July 2102 to January 2013.  Dr. Kenny has taught at the University of Texas, Gallaudet College, the Catholic University, and the University of Maryland, where she was Provost from 1979 to 1985.  Amongst many other accomplishments, she has also served on the Board of Directors of Toys ‘R’ Us, Inc. and of Computer Associates International, Inc. (“Computer Associates”), and as Vice Chair and Chair of Brookhaven Science Associates LLC, which manages Brookhaven National Laboratory.  Dr. Kenny’s qualifications to serve on the Board include her expertise as a successful educational administrator and her large public company board experience.

David Kronfeld, 69, has been a director of the Company since October 2008.  Mr. Kronfeld is the Chairman of JK&B Capital, L.L.C., a venture capital firm, which he founded in 1995. Prior thereto he served as a General Partner at Boston Capital Ventures, the Vice President of Acquisitions and Venture Investments at Ameritech, a Senior Manager at Booz Allen & Hamilton and a Systems Analyst at Electronic Data Systems.  Since February 2010, Mr. Kronfeld has been a director, and a member of the compensation committee, of Dynasil Corporation of America (NASDAQ-GM:DYSL).  Mr. Kronfeld’s qualifications to serve on the Board include his extensive corporate financial expertise as an investor and venture capitalist.  Mr. Kronfeld is also greatly experienced in guiding early to mid-stage companies to evolve and mature and has served on many boards over the course of the past 20 years.

Nancy Li, 59, has been our Executive Chair since June 2016.  Ms. Li was our Executive Vice Chairman from January 2015 until June 2016 and was our President and Chief Executive Officer from October 2008 through January 2015.  Ms. Li founded NeuLion USA, Inc. (“NeuLion USA”), our wholly-owned subsidiary, and was its Chief Executive Officer from its inception in December 2003 until June 2016.  From 2001 to 2003, Ms. Li established and ran iCan SP, a provider of end-to-end service management software for information technology operations and a wholly-owned subsidiary of CA, Inc.  From 1990 to 2001, Ms. Li was Executive Vice President and Chief Technology Officer for Computer Associates (CA, Inc.’s predecessor), and prior to that held a variety of development and engineering management positions with such company.  Ms. Li is married to Charles B. Wang, a member of the Board.  Ms. Li’s qualifications to serve on the Board include her knowledge of information technology systems and her executive and business experience.  Ms. Li created the technology behind the Company’s successful platform and has an in-depth knowledge of the Company, its history and its industry.

Roy E. Reichbach, 55, has been our President and Chief Executive Officer since June 2016.  Mr. Reichbach has been President of NeuLion USA since June 2016.  He was our General Counsel and Corporate Secretary from October 2008 until June 2016 and was the General Counsel and Corporate Secretary of NeuLion USA from 2003 until June 2016.  From 2000 until October 2008, Mr. Reichbach was the General Counsel of the New York Islanders Hockey Club, L.P. (“New York Islanders”) and was responsible for the legal affairs of the club and its affiliated real estate companies.  Mr. Reichbach was also an Alternate Governor of the New York Islanders on the NHL Board of Governors from 2000 until 2016.  From 1994 until 2000, Mr. Reichbach was Vice President - Legal at Computer Associates.  Mr. Reichbach’s qualifications to serve on the Board include his executive management experience as well as his legal experience as a litigator in private practice and as in-house counsel for companies in several industries.

Charles B. Wang, 72, has been a director of the Company since October 2008, and served as the Chairman of the Board from October 2008 until June 2016.  Mr. Wang also has been an owner of the New York Islanders since July 2000.  In 1976, he founded Computer Associates, a provider of information technology management services, and served as its Chairman until November 2002.  Mr. Wang created the New York Islanders Children’s Foundation, has his own charitable foundation and is extremely active in supporting charitable causes such as Smile Train, Inc., which he co-founded, and the National Center for Missing & Exploited Children.  He is the author of “TECHNOVISION II: Every Executive’s Guide to Understanding and Mastering Technology and the Internet.”  Mr. Wang is married to Ms. Li.  Mr. Wang’s qualifications to serve on the Board include his status as a leading technology visionary and his experience in leading both technology start-ups and a Fortune 200 company.  He has built many relationships as an investor in China and familiarized himself with that economic market, which is a potentially important one for the Company.  Furthermore, Mr. Wang is also able to provide diverse and valuable finance and strategic expertise to the Board.

Voting Agreement

For information about a voting agreement regarding some of our directors, see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT – Certain Relationships and Related Transactions – Stockholders’ Agreement.”

Legal Proceedings

To the best of the Company’s knowledge, there are no material proceedings in which any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such person, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

To the best of the Company’s knowledge, during the past ten years there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees involving any possibility of enjoining or suspending members of the Board or the Company’s executive officers from engaging in any business, securities or banking activities, and no member of the Board and no executive officer has been found to have violated, or been accused of having violated, any federal or state securities or commodities laws or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

Required Vote

The election of each director nominee requires the affirmative vote of the majority of the votes cast with respect to such nominee.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD’S NOMINEES.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, trust or other holder of record can only vote your shares in the election of directors if you direct the holder how to vote by marking your proxy, which will be sent to you by such holder.

CORPORATE GOVERNANCE MATTERS

Independence of Directors

The Board is currently comprised of nine members:  Gabriel A. Battista; Robert E. Bostrom; John A. Coelho; James R. Hale; Shirley Strum Kenny; David Kronfeld; Nancy Li; Roy E. Reichbach; and Charles B. Wang.  All of these individuals are nominated for election at the Annual Meeting.  The Board has determined that six of the current nine members, namely, Dr. Kenny and Messrs. Battista, Bostrom, Coelho, Hale and Kronfeld, are independent directors of the Company, with independence being defined in accordance with the rules of NASDAQ.  Ms. Li, as the Executive Chair of the Company, Mr. Wang, as the spouse of Ms. Li, and Mr. Reichbach, as the President and Chief Executive Officer of the Company, are each deemed to have material relationships with the Company and are therefore not considered to be independent.  In determining whether a director is independent, the Board relied upon the definition as set forth in NASDAQ Listing Rule 5605.

To facilitate the functioning of the Board independently of management, the following structures and processes are in place:

•
A majority of the Board is comprised of non-executive directors. The only members of management on the Board are the Executive Chair and the President and Chief Executive Officer of the Company.  While Mr. Wang is not “independent” as defined by NASDAQ Listing Rule 5605, he is not a member of management of the Company and is therefore considered to be a non-executive director.

•
A Lead Independent Director, currently Mr. Kronfeld, provides overall leadership to the Board and ensures that the Board’s agenda will enable it to successfully carry out its duties. Mr. Kronfeld is familiar with the mandate of the Board and the charters of the Board committees and acts as chair of or serves on any ad hoc special committee established by the Board.

•	Independent, non-executive directors meet periodically without management present.
•	Members of management, including the Executive Chair and the President and Chief Executive Officer, are not present for the discussion and determination of certain matters at meetings of the Board.
•
The President and Chief Executive Officer’s compensation is recommended by the Compensation Committee, which is comprised entirely of independent directors.  The President and Chief Executive Officer is not present at these deliberations.

Board Operations

Executive Chair, President and Chief Executive Officer, and Lead Independent Director

The positions of Executive Chair, President and Chief Executive Officer, and Lead Independent Director of the Company are held by different persons. The responsibilities of the Executive Chair include developing the agenda for each Board meeting in consultation with management, as well as facilitating the activities and chairing meetings of the Board.  The responsibilities of the President and Chief Executive Officer include developing and successfully implementing the Company’s strategic plans, providing quality leadership to the Company’s staff, maintaining existing and developing new strategic alliances, considering possible strategic alternatives for the Company, and acting as an entrepreneur and innovator within the strategic goals of the Company.  The Lead Independent Director coordinates the activities of the independent directors, coordinates with the Executive Chair and management to set the agenda for Board meetings, chairs executive sessions of the independent directors, and performs the other duties assigned from time to time by the Board.  The Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of the Board.  It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to the President and Chief Executive Officer, while enabling the Lead Independent Director to facilitate the Board’s independent oversight of management, promote communication between management and the Board, and support the Board’s consideration of key governance matters.

Role in Risk Oversight

The Board is responsible for assessing the risks facing the Company and considers risk in virtually every business decision and as part of the Company’s business strategy.  The Board recognizes that it is neither possible nor prudent to eliminate all risk, and that strategic and appropriate risk-taking is essential for the Company to compete in its industry and in the global market, and to achieve its growth and profitability objectives.  Effective risk oversight, therefore, is an important priority of the Board.

While the Board supervises risk management, the Company’s executive officers are charged on a day-to-day basis with weighing and managing the risks the Company faces.  The Company has a strong internal control environment and robust internal processes to identify and manage risks and to communicate with the Board.  These include active risk management by the Chief Financial Officer and the General Counsel and a Code of Conduct.  Additionally, the Company has engaged EisnerAmper as its independent registered public accountants to provide comprehensive external audit services.  The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually, and the Audit Committee reports as necessary to the Board on financial risks.  Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed.  The Board reviews and adjusts the Company’s risk management strategies at regular intervals, or as needed. Directors are free to, and often do, communicate directly with senior management.

Meetings; Annual Meeting Attendance

The Board meets at least once each quarter. The frequency of the meetings and the nature of the meeting agendas are dependent upon the nature of the business and issues that the Company faces from time to time. Non-executive directors meet periodically without management present. The Board held five meetings during 2016.  During 2016, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board and of the Board committees of which the director was a member.  It is the policy of the Board that all directors should attend the Company’s annual meetings in person or by teleconference.  Last year, eight directors attended the annual meeting.

Board Committees

The Board has three standing committees:  Audit; Compensation; and Nominating.  All committees are comprised solely of independent directors.  Each committee has a charter, which is available at the Company’s website at www.neulion.com.  The table below provides membership information for each of the Board committees during 2016.  If re-elected by the stockholders, each director will remain a member of the committee upon which he or she currently serves.

Name	Audit	Compensation	Nominating
Gabriel A. Battista		Member	Member
Robert E. Bostrom			Chairman
John A. Coelho			Member
James R. Hale	Chairman
Shirley Strum Kenny	Member	Member
David Kronfeld	Member	Chairman
Nancy Li
Roy E. Reichbach
Charles B. Wang

Audit Committee

The Audit Committee assists the Board in discharging its responsibilities relating to the financial management of the Company, including oversight of the accounting and financial reporting of the Company, the Company’s independent auditor and audits and the internal financial controls of the Company as well as the quality and integrity of the Company’s financial statements and reports and the qualifications, independence and performance of its auditors.  In addition, the Audit Committee is responsible for reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management.  Further detail about the role of the Audit Committee in risk assessment and risk management is included above in this section under the heading “– Board Operations – Role in Risk Oversight.”

The Audit Committee is composed of a minimum of three directors.  As of the date hereof, the members of the Audit Committee are James R. Hale (Chairman), Shirley Strum Kenny and David Kronfeld. Each member of the Audit Committee is a “non-employee director” whom the Board has determined to be an independent director.  The Board has determined that Messrs. Hale and Kronfeld qualify as “audit committee financial experts” as defined by the SEC.  In addition, the Board has determined that all of the Audit Committee members have sufficient knowledge in reading and understanding the Company’s financial statements to serve on the Audit Committee.  During 2016, the Audit Committee held four meetings.

A copy of the Audit Committee Charter is available on the Company’s website at www.neulion.com.

Compensation Committee

The Compensation Committee assists the Board in setting and maintaining the compensation philosophy of the Company and in discharging its responsibilities relating to executive hiring, assessment and compensation.  The Compensation Committee’s current role is to oversee our compensation policies, evaluate our executive officers’ performance in light of the Company’s corporate goals and objectives, make all compensation recommendations relating to our executive officers, and review and make recommendations to the Board regarding our incentive compensation and equity-based plans.  Further, the Compensation Committee may, as necessary, engage external advisors, set their compensation and oversee their work, and shall receive appropriate funding from the Company to pay their compensation.

The Compensation Committee is composed of a minimum of three directors.  As of the date hereof, the members of the Compensation Committee are David Kronfeld (Chairman), Gabriel A. Battista and Shirley Strum Kenny. Each member of the Compensation Committee has been determined by the Board of Director to qualify as an independent director.  The Board has also determined that each of its Compensation Committee members is an “outside director” pursuant to criteria established by the Internal Revenue Service (“IRS”) and is a “non-employee” director pursuant to criteria established by the SEC.  During 2016, the Compensation Committee held five meetings.

A copy of the Compensation Committee Charter is available on the Company’s website at www.neulion.com.

Nominating Committee

The Nominating Committee assists the Board in identifying and recommending qualified individuals as nominees for election as directors, in determining the composition of the Board, and in assessing the Board’s effectiveness.  The Nominating Committee also makes recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing corporate governance guidelines to be adopted by the Board.

The Nominating Committee is composed of a minimum of two directors.  As of the date hereof, the members of the Nominating Committee are Robert E. Bostrom (Chairman), Gabriel A. Battista and John A. Coelho.  Each member qualifies as an independent director.  During 2016, the Nominating Committee held no separate meetings outside of the context of a meeting of the Board.

A copy of the Nominating Committee Charter is available on the Company’s website at www.neulion.com.

Compensation of Directors

The Compensation Committee annually reviews the directors’ compensation and makes its recommendations to the full Board for approval. The Compensation Committee believes that the directors’ compensation is aligned with the Company’s performance on both a short-term and a long-term basis and that the Company’s compensation philosophy assists in attracting and retaining qualified individuals to serve as directors.  Directors who are also executives of the Company do not receive an annual retainer for service on the Board and are not currently entitled to any compensation for attending meetings of the Board, committees of the Board or meetings of the stockholders.  Ms. Li and Mr. Reichbach did not receive any compensation for service on the Board in 2016 as each was an officer of the Company.

The key elements of the Company’s non-executive director compensation are cash retainers and equity-based grants.  In recommending Board compensation, the Compensation Committee considers the significant amount of time that the directors spend fulfilling their duties and the skills required by directors.  Pursuant to the Amended and Restated Directors’ Compensation Plan (“Directors’ Compensation Plan”), the non-executive directors of the Company are required to receive at least 50% of their annual retainers and Board and committee meeting fees in Common Stock and may elect to receive up to 100% of their retainers and fees in Common Stock in lieu of cash compensation.

In 2016, each non-executive director was paid an annual retainer of $20,000 and a fee of $2,000 per Board meeting attended, except in the case of the Board chair (when that role was filled by a non-executive director), who earned a fee of $3,000 per Board meeting attended.  Each committee member was paid $1,000 per committee meeting attended, and each committee chairman was paid an additional $500 per meeting for acting in such capacity.  The Lead Independent Director was paid an additional annual fee of $5,000 for serving in such capacity.  Non-executive directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings.  The Compensation Committee engaged Arthur J. Gallagher & Co. as a compensation consultant in 2016 to perform a director pay study.  The Compensation Committee subsequently recommended to the Board, which adopted the recommendation, changes in director compensation practices that became effective January 1, 2017.

For the fiscal year ended December 31, 2016, each of the non-executive directors earned the following compensation in cash and/or Common Stock:

2016 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash $	Stock Awards $(5)	Total $
Gabriel A. Battista(1)(4)	17,500	17,500	35,000
Robert E. Bostrom(1)(4)	16,500	16,500	33,000
John A. Coelho(3)(4)	-	30,000	30,000
James R. Hale(3)(4)	-	38,000	38,000
Shirley Strum Kenny(2)(4)	10,500	26,500	37,000
David Kronfeld(3)(4)	-	49,000	49,000
Charles B. Wang(3)(4)	-	33,000	33,000
Total	44,500	210,500	255,000
_________________________
(1)	Messrs. Battista and Bostrom each elected to receive his director compensation in 2016 as follows: 50% in cash and 50% in Common Stock.
(2)	Dr. Kenny elected to receive her director compensation in 2016 as follows: In the first half of 2016, 100% in Common Stock; in the second half of 2016, 50% in cash and 50% in Common Stock.
(3)	Messrs. Coelho, Hale, Kronfeld and Wang each elected to receive 100% of his 2016 director compensation in Common Stock.
(4)	For the fiscal year ended December 31, 2016, non-executive directors earned the following numbers of shares of Common Stock:

Gabriel A. Battista	22,139
Robert E. Bostrom	20,956
John A. Coelho	38,004
James R. Hale	48,367
Shirley Strum Kenny	34,224
David Kronfeld	62,097
Charles B. Wang	42,452
Total	268,239

The aggregate value of the 268,239 shares of Common Stock issued to Dr. Kenny and Messrs. Battista, Bostrom, Coelho, Hale, Kronfeld and Wang was $210,500 on the dates of issuance.

(5)
A portion of the retainers and fees may, at the director’s election, be paid in shares of Common Stock; the value of the below shares is calculated as of June 20, 2016 (the issuance date) and reflected in the Stock Awards column:

	Shares issued	Fair value per share
	#	$
Gabriel A. Battista	10,901	0.73
Robert E. Bostrom	10,901	0.73
John A. Coelho	19,077	0.73
James R. Hale	25,891	0.73
Shirley Strum Kenny	21,803	0.73
David Kronfeld	31,341	0.73
Charles B. Wang	25,891	0.73
	145,805

A portion of the retainers and fees may, at the director’s election, be paid in shares of Common Stock; the value of the below shares is calculated as of December 20, 2016 (the issuance date) and reflected in the Stock Awards column:

	Shares issued	Fair value per share
	#	$
Gabriel A. Battista	11,238	0.85
Robert E. Bostrom	10,055	0.85
John A. Coelho	18,927	0.85
James R. Hale	22,476	0.85
Shirley Strum Kenny	12,421	0.85
David Kronfeld	30,756	0.85
Charles B. Wang	16,561	0.85
	122,434

STATEMENT OF EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Discussion and Analysis set forth below provides an overview of our compensation program, including the objectives and rationale of each element of compensation, for the persons who served as our Chief Executive Officer, the persons who served as our Chief Financial Officer, and the persons who met the criteria for the three other most highly compensated executive officers during the last completed fiscal year, each of whom we refer to herein as a named executive officer (“Named Executive Officer”).  This Compensation Discussion and Analysis describes the actions and decisions of the Compensation Committee and of the Board as they relate to our executive compensation.

The Compensation Committee, which is composed entirely of independent directors, assists the Board in setting and maintaining the compensation philosophy of the Company and in discharging its responsibilities relating to executive hiring, assessment and compensation.  In particular, the Compensation Committee annually performs an analysis and makes recommendations to the Board regarding all executive officer compensation decisions.  Further, the Compensation Committee may, in appropriate circumstances, engage external advisors, set their compensation, oversee their work and receive appropriate funding from the Company to pay their compensation.

The Compensation Committee annually reviews the Company’s corporate goals and objectives relevant to the executive officers’ compensation, evaluates the executive officers’ performance in light of such goals and objectives and, either as a Compensation Committee or together with the other independent directors (as directed by the Board), recommends that the Board determine and approve the executive officers’ compensation based on this evaluation and on the Compensation Committee’s recommendations.  In recommending the long-term incentive component of the executive officers’ compensation, the Compensation Committee will consider the Company’s performance, the value of similar incentive awards to executives at comparable companies, and the awards given to the Company’s executives in past years.  In evaluating and recommending the compensation of our Chief Executive Officer, the Compensation Committee also considers the results of the most recent stockholder advisory vote on executive compensation.  The Compensation Committee also reviews and makes recommendations to the Board or management, as the case may be, in regard to the Company’s incentive compensation plans and equity-based plans, including regarding the employees to whom the awards are to be granted, the amount of the award or equity to be granted, and the terms and conditions applicable to each award or grant, subject to the provisions of each plan.  The Compensation Committee charter, which was amended and restated effective December 14, 2016, sets forth the committee’s powers and responsibilities in more detail under the heading “Duties and Responsibilities.”

Executive Compensation Policy and Objectives

Our general compensation policy is guided by several key principles:

•	designing competitive total compensation programs to enhance our ability to attract and retain knowledgeable and experienced senior management-level employees;
•	motivating employees to deliver outstanding financial performance and meet or exceed general and specific business, operational and individual objectives;
•	setting compensation and incentive levels relevant to the market in which the employee provides service;
•
providing a meaningful performance-based compensation incentive, based on the performance of the individual and the financial performance of the Company, to assure an alignment of interests between our senior management-level employees and our stockholders; and

•	providing a meaningful portion of our executive officers’ total compensation in equity, thus assuring an alignment of their interests with those of our stockholders.

Our Compensation Committee recommends, and the Board determines, the mix of compensation, both among short-term and long-term compensation and cash and non-cash compensation, that it believes is appropriate for each of our executive officers.  In making compensation decisions with respect to each element of compensation, they consider numerous factors, including:

•	the individual’s particular background and circumstances, including prior relevant work experience;
•	the individual’s role with us and the compensation paid to similar persons at comparable companies;
•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;
•	achievement of individual and company performance goals and other expectations relating to the position;
•	comparison to other executives within the Company having similar levels of expertise and experience and the uniqueness of the individual’s industry skills; and
•	aligning the compensation of our executives with the performance of the Company on both a short-term and long-term basis.

The Compensation Committee and the Board seek to provide a total compensation package to our executive officers designed to drive performance and reward contributions in support of our business strategies and to attract, motivate and retain high-quality talent with the skills and competencies we require.  They also seek to balance these goals by designing our compensation policies and programs to encourage and reward prudent business judgment over the long term by structuring long-term awards as time-vesting while also offering a competitive base salary component of executive compensation.  The Compensation Committee and the Board believe that this should avoid encouraging management-level employees to engage in excessive risk-taking, while at the same time promote performance and retention.  In structuring our compensation policies and programs, the Compensation Committee and the Board also take into consideration the compensation practices of our peer companies and recommendations from our Chief Executive Officer.

Compensation Components

Base Salary. Generally, we set base salaries for our executives at reasonable levels comparable with those of executives in similar positions and with similar responsibilities at comparable companies. We seek to maintain base salary amounts at or near industry norms while avoiding paying amounts in excess of what we believe is necessary to motivate executives to meet corporate goals, and emphasize compensation through equity-based awards, as described in more detail below under “Equity-Based Awards.” Base salaries will generally be reviewed annually, and we will seek to adjust base salary amounts to realign such salaries with industry norms after taking into account individual responsibilities, performance and experience.

Incentive Bonuses. We may design and utilize cash incentive bonuses for our executives to focus them on achieving key operational and financial objectives within a yearly time horizon.  Improvement over the prior year is considered highly important.  Bonuses are awarded for outstanding individual performances in combination with the Company’s performance compared to budget, and will be based on the achievement of objective standards for job-specific responsibilities and subjective standards based on diligence, improvement of skills, company loyalty, decisiveness and an appropriate service-oriented mindset.

Equity-Based Awards. We emphasize the use of equity-based awards, such as stock options and stock grants, as part of our compensation packages. We believe that long-term equity-based compensation best and most naturally aligns executive management with the long-term goals of the Company. As with incentive bonuses, equity-based compensation is awarded to reward mutually outstanding individual and Company performances, the achievement of specific job responsibilities and the demonstration of superior Company-oriented service. Equity-based compensation is reviewed annually.

Other Compensation and Perquisites. Consistent with our compensation philosophy, we provide benefits to our executives that are substantially the same as those currently being offered to our other employees, including health, life and disability insurance.

The Compensation Committee engaged a compensation consultant in 2016 to perform an executive pay study.  In early 2017, in connection with the Company’s long-term equity-based awards to its executive officers, the Compensation Committee recommended and the Board adopted certain quantitative performance criteria and goals tied to the results of the Company’s operations for fiscal 2017.

Employment Agreements

The Company does not have any employment agreements or other related arrangements with any Named Executive Officer and is not a party to any other contract, agreement, plan or arrangement (written or unwritten) that provides for payment following a change in a Named Executive Officer’s responsibilities or following a change in control.  The Company has no other plan that provides for the payment of retirement benefits, or other benefits that will be paid primarily following retirement, or at, following, or in connection with the resignation, retirement or other termination of a Named Executive Officer.

Consulting Arrangements

In 2016, the Company entered into consulting arrangements with Kanaan Jemili, former Chief Executive Officer, and Arthur J. McCarthy, former Chief Financial Officer.  Dr. Jemili’s arrangement provides for a fee of approximately $325,000, payment of medical/dental premiums and continuing vesting of equity compensation through May 31, 2017.  Mr. McCarthy’s arrangement provides for a fee of $275,000 and payment of medical/dental premiums through June 30, 2017, as well as continued vesting of equity compensation through June 30, 2020.  Both arrangements were approved by the Board.

Executive Compensation Tables

2016 SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of our Named Executive Officers for each of the last three completed fiscal years.

				Stock	Option	All Other
Name and Principal		Salary	Bonus	Awards(7)	Awards(8)(9)	Compensation	Total
Position	Year	$	$	$	$	$	$

Roy E. Reichbach(1)	2016	275,000	100,000	393,180	-	-	768,180
President and Chief	2015	250,000	50,000	284,490	-	-	584,490
Executive Officer; former	2014	250,000	-	-	98,700	-	348,700
General Counsel and Corporate Secretary

Kanaan Jemili(2)	2016	140,341	100,000	491,475	-	218,022	949,838
Former Chief Executive	2015	323,151	85,702	862,785	-	-	1,271,638
Officer	2014	-	-	-	-	-	-

Trevor Renfield(3)	2016	260,000	25,000	65,530	-	-	350,530
Former Chief Financial	2015	-	-	-	-	-	-
Officer; former Chief Financial Officer of DivX, LLC	2014	-	-	-	-	-	-

Arthur J. McCarthy(4)	2016	114,583	100,000	393,180	-	160,417	768,180
Former Chief Financial	2015	250,000	50,000	284,490	-	-	584,490
Officer	2014	250,000	-	-	98,700	-	348,700

Nancy Li(5)	2016	450,000	200,000	491,475	-	-	1,141,475
Executive Chair; former	2015	325,000	150,000	711,225	-	-	1,186,225
Executive Vice Chairman; former Chief Executive Officer	2014	310,000	-	-	187,600	-	497,600

Michael (Horngwei) Her(6)	2016	300,000	100,000	393,180	-	-	793,180
Chief Technology Officer;	2015	275,000	75,000	379,320	-	-	729,320
former Co-Chief Technology Officer; former Executive Vice President	2014	275,000	30,000	-	131,600	-	436,600

Ronald Nunn	2016	300,000	100,000	393,180	-	-	793,180
Executive Vice President,	2015	275,000	75,000	379,320	-	-	729,320
Business Operations	2014	275,000	30,000	-	131,600		436,600

J. Christopher Wagner	2016	300,000	100,000	393,180	-	-	793,180
Executive Vice President,	2015	250,000	75,000	189,660	-	-	514,660
Marketplace Strategy	2014	250,000	104,167	-	32,900	-	387,067

 ________________________
(1)	Mr. Reichbach became President and Chief Executive Officer on June 3, 2016. Prior to that he served as General Counsel and Corporate Secretary from October 2008.
(2)	Dr. Jemili was Chief Executive Officer from January 30, 2015 until June 3, 2016.
(3)	Mr. Renfield was Chief Financial Officer from June 3, 2016 until February 13, 2017. Prior to that he served as Chief Financial Officer of DivX, LLC from January 2015.
(4)	Mr. McCarthy was Chief Financial Officer until June 3, 2016.
(5)	Ms. Li became Executive Chair on June 3, 2016. Prior to that she served as Executive Vice Chairman from January 30, 2015 and as President and Chief Executive Officer from October 2008.
(6)	Mr. Her became Chief Technology Officer on March 1, 2017. Prior to that he served as Co-Chief Technology Officer from January 30, 2015.
(7)
The amounts reported in the Stock Awards column represent the total fair value of shares of Common Stock issuable upon the future vesting of restricted stock unit awards (“RSU Awards”) (such shares, “Underlying Shares”) granted by the Company to each of the Named Executive Officers, calculated based on the closing fair market value of the Common Stock on the grant date.

The following table sets forth detail corresponding to the total amounts set forth in the Stock Awards column above as it relates to the total fair value of the Underlying Shares issuable pursuant to the RSU Awards granted in 2016 and 2015:

	2016 Grants		2015 Grants		Total
	Fair Value(*)		Fair Value(*)		Fair Value(*)
Name	$		$		$
Roy E. Reichbach	393,180	(a)	284,490	(d)	677,670
Kanaan Jemili	491,475	(b)	862,785	(e)(f)	1,354,260
Trevor Renfield	65,530	(c)	-		65,530
Arthur J. McCarthy	393,180	(a)	284,490	(d)	677,670
Nancy Li	491,475	(b)	711,225	(e)	1,202,700
Michael (Horngwei) Her	393,180	(a)	379,320	(g)	772,500
Ronald Nunn	393,180	(a)	379,320	(g)	772,500
J. Christopher Wagner	393,180	(a)	189,660	(h)	582,840
_____________________
(*) The following assumptions were used in calculating the total amounts set forth in the above table:

		Underlying Shares	Fair Value/Share
Note	Security	#	$
(a)	RSU Award	600,000	0.6553
(b)	RSU Award	750,000	0.6553
(c)	RSU Award	100,000	0.6553
(d)	RSU Award	300,000	0.9483
(e)	RSU Award	750,000	0.9483
(f)	RSU Award	300,000	0.5052
(g)	RSU Award	400,000	0.9483
(h)	RSU Award	200,000	0.9483

The RSU Awards were granted under the Amended and Restated NeuLion, Inc. 2012 Omnibus Securities and Incentive Plan (“2012 Plan”).

(8)
The awards reflected in the Option Awards column were granted under the 2012 Plan.  The exercise price for options granted under the 2012 Plan is based on the 5-day volume weighted average price preceding the grant date. In calculating the value of the options, the grant date fair market value is based on the closing price on the grant date. As a result, there is generally a difference between the exercise price and the fair market value as at the grant date.

(9)
The amounts reported in the Option Awards column represent the total fair value of the options granted by the Company to each of the Named Executive Officers, calculated based on values determined as of the grant date in accordance with Accounting Standard Codification Topic 718 utilizing a Black-Scholes-Merton model. The Company cautions that the amounts reported may not represent the amounts that the Named Executive Officers will actually realize from the awards. A Named Executive Officer can only exercise options that vest while he or she is employed by the Company and within 90 days of such person’s termination or departure date (unless terminated for cause, in which case such options shall immediately terminate unless the Board determines otherwise), and will only realize value if the options are exercised when NeuLion’s stock price exceeds the option exercise price. The assumptions used by the Company in calculating these amounts are set forth below. The following table sets forth detail corresponding to the total amounts set forth in the Option Awards column above as it relates to the total fair value of the options granted in 2014:

Name	2014 Grants(1) $		Total Fair Value(1) $
Roy E. Reichbach	98,700	(b)	98,700
Nancy Li	187,600	(a)	187,600
Michael (Horngwei) Her	131,600	(b)	131,600
Arthur J. McCarthy	98,700	(b)	98,700
Ronald Nunn	131,600	(b)	131,600
J. Christopher Wagner	32,900	(b)	32,900
________________________
(1)	The following assumptions were used in calculating the total amounts set forth in the above table regarding option awards:

Note	Security	Grant Date	Expected Life	Volatility	Exercise Price	Market Price	Risk-Free Interest Rate
(a)	Options	May 12, 2014	4 years	79%	$1.03	$0.86	1.7%
(b)	Options	May 12, 2014	7 years	88%	$0.94	$0.86	2.2%

The options were awarded under the 2012 Plan.  The material terms of each option grant are set forth below in the Outstanding Equity Awards at 2016 Fiscal Year End table and its footnotes.

2016 GRANTS OF PLAN-BASED AWARDS

The following table sets forth each grant of an award made to a Named Executive Officer in the fiscal year ended December 31, 2016.  The amounts in the Closing Market Price on Grant Date and Grant Date Fair Value of Stock Awards columns were converted from Canadian dollars using the Bank of Canada closing rate of 0.7532 on March 7, 2016.

Name	Award	Grant Date	All Other Stock Awards: Number of Shares of Stock #	Closing Market Price on Grant Date $	Grant Date Fair Value of Stock Awards $
Roy E. Reichbach(1)	RSU	March 7, 2016	600,000	0.6553	393,180
President and Chief Executive
Officer; former General Counsel
and Corporate Secretary

Kanaan Jemili(1)	RSU	March 7, 2016	750,000	0.6553	491,475
Former Chief Executive Officer

Trevor Renfield(1)	RSU	March 7, 2016	100,000	0.6553	65,530
Former Chief Financial Officer;
former Chief Financial Officer of DivX, LLC

Arthur J. McCarthy(1)	RSU	March 7, 2016	600,000	0.6553	393,180
Former Chief Financial Officer

Nancy Li(1)	RSU	March 7, 2016	750,000	0.6553	491,475
Executive Chair; former
Executive Vice Chairman; former
Chief Executive Officer

Michael (Horngwei) Her(1)	RSU	March 7, 2016	600,000	0.6553	393,180
Chief Technology Officer;
former Co-Chief Technology
Officer; former Executive Vice
President

Ronald Nunn(1)	RSU	March 7, 2016	600,000	0.6553	393,180
Executive Vice President, Business Operations

J. Christopher Wagner(1)	RSU	March 7, 2016	600,000	0.6553	393,180
Executive Vice President, Marketplace Strategy
_____________________
(1)	RSU Awards granted effective March 7, 2016. These awards vest in four equal annual installments commencing on the first anniversary of the effective grant date.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR END

The following table sets forth, for each Named Executive Officer, information regarding unexercised options, unvested stock awards and other equity incentive plan awards outstanding as of December 31, 2016.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options		Option Exercise Price $	Option Expira- tion Date	Number of shares or units of stock that have not vested #		Market value of shares or units of stock that have not vested $	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested #		Equity incentive plan awards: market value of unearned shares, units or other rights that have not vested $
	Exerci- sable #	Unexer -cisable #
Roy E. Reichbach(1)	150,000	-	0.18	6/04/17	225,000	(9)	192,717	225,000	(9)	192,717
President and Chief	562,500	187,500	0.44	8/13/23	600,000	(10)	513,912	600,000	(10)	513,912
Executive Officer; former	75,000	75,000	0.94	5/12/24
General Counsel and
Corporate Secretary

Kanaan Jemili(2)	-	-	-	-	562,500	(9)	481,793	562,500	(9)	481,793
Former Chief Executive					750,000	(10)	642,390	750,000	(10)	642,390
Officer

Trevor Renfield(3)	-	-	-	-	150,000	(9)	128,478	150,000	(9)	128,478
Former Chief Financial					100,000	(10)	85,652	100,000	(10)	85,652
Officer; former Chief Financial Officer of DivX, LLC

Arthur J. McCarthy(4)	150,000	-		0.18	6/04/17	225,000	(9)	192,717	225,000	(9)	192,717
Former Chief Financial	450,000	150,000		0.44	8/13/23	600,000	(10)	513,912	600,000	(10)	513,912
Officer	75,000	75,000		0.94	5/12/24

Nancy Li(5)	450,000	-		0.18	6/04/17	562,500	(9)	481,793	562,500	(9)	481,793
Executive Chair; former	675,000	225,000		0.48	8/13/18	750,000	(10)	642,390	750,000	(10)	642,390
Executive Vice Chairman;	200,000	200,000		1.03	5/12/19
former Chief Executive
Officer

Michael (Horngwei) Her(6)	200,000	-		0.18	6/04/17	300,000	(9)	256,956	300,000	(9)	256,956
Chief Technology Officer;	750,000	250,000		0.44	8/13/23	600,000	(10)	513,912	600,000	(10)	513,912
former Co-Chief	100,000	100,000		0.94	5/12/24
Technology Officer; former
Executive Vice President

Ronald Nunn(7)	200,000	-		0.18	6/04/17	300,000	(9)	256,956	300,000	(9)	256,956
Executive Vice President,	750,000	250,000		0.44	8/13/23	600,000	(10)	513,912	600,000	(10)	513,912
Business Operations	100,000	100,000		0.94	5/12/24

J. Christopher Wagner(8)	50,000		-	0.18	6/04/17	150,000	(9)	128,478	150,000	(9)	128,478
Executive Vice President,	750,000	250,000		0.44	8/13/23	600,000	(10)	513,912	600,000	(10)	513,912
Marketplace Strategy	25,000	25,000		0.94	5/12/24

_____________________
(1)
Mr. Reichbach became President and Chief Executive Officer on June 3, 2016.  Prior to that he served as General Counsel and Corporate Secretary from October 2008.  Options granted to Mr. Reichbach prior to June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant. Options granted to Mr. Reichbach since June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of ten years from the date of grant.

(2)	Dr. Jemili was Chief Executive Officer from January 30, 2015 until June 3, 2016.
(3)	Mr. Renfield was Chief Financial Officer from June 3, 2016 until February 13, 2017. Prior to that he served as Chief Financial Officer of DivX, LLC from January 2015.
(4)
Mr. McCarthy was Chief Financial Officer until June 3, 2016.  Options granted to Mr. McCarthy prior to June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.  Options granted to Mr. McCarthy since June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of ten years from the date of grant.

(5)
Ms. Li became Executive Chair on June 3, 2016.  Prior to that she served as Executive Vice Chairman from January 30, 2015 and as President and Chief Executive Officer from October 2008.  Options granted to Ms. Li vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.

(6)
Mr. Her became Chief Technology Officer on March 1, 2017.  Prior to that he served as Co-Chief Technology Officer from January 30, 2015.  Options granted to Mr. Her prior to June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.  Options granted to Mr. Her since June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of ten years from the date of grant.

(7)
Options granted to Mr. Nunn prior to June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.  Options granted to Mr. Nunn since June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of ten years from the date of grant.

(8)
Options granted to Mr. Wagner prior to June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of five years from the date of grant.  Options granted to Mr. Wagner since June 5, 2012 vest at a rate of one-quarter of their allotted amount per year and are exercisable for a period of ten years from the date of grant.

(9)	These RSU Awards vest in four equal annual installments commencing on the first anniversary of May 18, 2015, the effective grant date.
(10)	These RSU Awards vest in four equal annual installments commencing on the first anniversary of March 7, 2016, the effective grant date.

2016 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of shares acquired on exercise	Value realized on exercised	Number of shares acquired on vesting	Value realized on vesting
Name	#	$	#	$

Roy E. Reichbach	150,000	82,500	75,000	64,500
President and Chief Executive Officer; former General Counsel and Corporate Secretary

Kanaan Jemili	-	-	187,500	161,250
Former Chief Executive Officer			300,000	153,000

Trevor Renfield	-	-	50,000	43,000
Former Chief Financial Officer; former Chief Financial Officer of DivX, LLC			150,000	76,500

Arthur J. McCarthy	150,000	75,000	75,000	64,500
Former Chief Financial Officer

Nancy Li	450,000	207,000	187,500	161,250
Executive Chair; former Executive Vice Chairman;
former Chief Executive Officer

Michael (Horngwei) Her	150,000	67,500	100,000	86,000
Chief Technology Officer; former Co-Chief Technology
Officer; former Executive Vice President

Ronald Nunn	150,000	82,500	100,000	86,000
Executive Vice President, Business Operations

J. Christopher Wagner	150,000	64,500	50,000	43,000
Executive Vice President, Marketplace Strategy

Employee Benefits Plans

We do not sponsor any qualified or non-qualified pension benefit plans, nor do we maintain any non-qualified defined contribution or deferred compensation plans.  We sponsor a tax-qualified defined contribution 401(k) plan in which employees are eligible for participation on the next entry date after one year of service and 1,000 hours worked.

Director and Officer Liability Insurance

The Company has purchased directors and officers liability insurance.  This insurance provides financial protection for our directors and officers in the event that they are sued in connection with the performance of their duties as they relate to the Company and also provides employment practices liability coverage, which insures for harassment and discrimination suits.

Payments in Connection with Termination or Change in Control

The Company’s 2012 Plan and Fourth Amended and Restated Stock Option Plan (“Stock Option Plan”) each provide for immediate vesting of all outstanding awards held thereunder by plan participants if any such person’s employment, directorship, or other association, as the case may be, with the Company is terminated (other than for cause) prior to the expiry of such awards by virtue of, or in connection with, a change of control (as this term is defined in each respective plan) of the Company.  The Board of the Company may also provide in its discretion for vesting under such plans if there is a take-over bid or issuer bid (as such terms are defined in each plan with such a provision) or in the event of a change of control.

The Company is not a party to any contract, agreement, plan or arrangement (written or unwritten) that provides for payment following a change in an officer’s responsibilities or following a change in control.  The Company has no other plan that provides for the payment of retirement benefits, or other benefits that will be paid primarily following retirement, or at, following, or in connection with resignation, retirement or other termination of an officer.

Compensation Committee Report on Executive Compensation

Our Compensation Committee has certain duties and powers as described in its charter.  The Compensation Committee is currently composed of the three non-employee directors named at the end of this report, each of whom is independent as defined by the NASDAQ listing standards.

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of the Proxy Statement.  Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis section be included in the Proxy Statement.

COMPENSATION COMMITTEE MEMBERS:
David Kronfeld, Chairman
Gabriel A. Battista
Shirley Strum Kenny

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 15, 2017, certain information concerning the beneficial ownership of our Common Stock by:  (i) each stockholder known by us to own beneficially five percent or more of our outstanding Common Stock; (ii) each director; (iii) each Named Executive Officer; and (iv) all of our executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2)		Percent of Class(3)
Nancy Li	80,338,529	(4)	28.8%
Charles B. Wang	80,338,529	(5)	28.8%
James R. Hale	63,575,895	(6)	23.0%
PCF 1, LLC(7)	61,731,172		22.3%
David Kronfeld	38,766,564	(8)	14.0%
AvantaLion LLC(9)	22,820,650		8.2%
JK&B Capital V, L.P.(10)	20,592,850		7.4%
JK&B Capital V Special Opportunity Fund, L.P.(10)	15,534,956		5.6%
Roy E. Reichbach	6,681,518	(11)	2.4%
Michael (Horngwei) Her	4,222,419	(12)	1.5%
Ronald Nunn	4,208,517	(13)	1.5%
J. Christopher Wagner	2,229,540	(14)	*
Parallax Capital Fund, L.P.(7)	1,747,000		*
Arthur J. McCarthy (15)	1,295,709		*
Gabriel A. Battista	664,409	(16)	*
Shirley Strum Kenny	661,174	(17)	*
Tim Alavathil	483,300	(18)	*
John A. Coelho	81,535		*
Trevor Renfield (19)	64,962		*
Robert E. Bostrom	51,058		*
All current directors and executive officers (14 persons)	201,964,458		73.2%
_________________________
* Less than 1%
(1)	Unless otherwise indicated, the address of such individual is c/o NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803.
(2)	The total number of shares beneficially owned includes shares over which the named person could have acquired voting power or investment power within 60 days after April 15, 2017.

(3)	Based upon 276,941,768 shares of Common Stock outstanding as of April 15, 2017.
(4)
Includes (i) 56,040 shares of Common Stock held indirectly by two trusts for the benefit of Ms. Li’s children for which Ms. Li is the trustee, (ii) 1,425,000 shares of Common Stock underlying options, (iii) 187,500 Underlying Shares, and (iv) 37,694,933 shares of Common Stock beneficially owned by Mr. Wang, Ms. Li’s spouse, of which Ms. Li disclaims beneficial ownership. See Footnote (5) below.

(5)
Includes (i) 22,820,650 shares of Common Stock held by AvantaLion LLC (“AvantaLion”), a limited liability company controlled by Mr. Wang, (ii) 256,040 shares of Common Stock held indirectly by two trusts for the benefit of Mr. Wang’s grandchildren, for which Mr. Wang is the trustee and (iii) 42,643,596 shares of Common Stock beneficially owned by Ms. Li, Mr. Wang’s spouse. Excludes (i) 15,534,956 shares of Common Stock owned by JK&B Capital V Special Opportunity Fund, L.P. (“JK&B SOF”), an entity in which Mr. Wang has an 85% pecuniary interest, and (ii) 5,000,000 shares of Common Stock held by a trust for the benefit of Mr. Wang’s children (the “2012 Trust”). Mr. Wang does not have voting or dispositive power over the shares held by Ms. Li, JK&B SOF, or the 2012 Trust and disclaims beneficial ownership of all such shares.

(6)
Includes 61,731,172 shares of Common Stock controlled by PCF and 1,747,000 shares of Common Stock controlled by Parallax Capital Fund, L.P.  Mr. Hale is the managing member of Parallax Holdings, LLC, which is the general partner of Parallax Capital, L.P., which is the general partner of Parallax Capital Fund, L.P., which is a limited liability company member of PCF.  Mr. Hale may be deemed to be the indirect beneficial owner of the reported securities by virtue of his indirect control of Parallax Capital Fund, L.P. and PCF.  Mr. Hale disclaims beneficial ownership of the reported securities to the extent such beneficial ownership exceeds his pecuniary interests therein.

(7)	The address of this beneficial owner is 23332 Mill Creek Dr., Suite 155, Laguna Hills, California 92653. This beneficial owner is controlled by Mr. Hale. See Footnote (6) above.
(8)
Includes 2,006,300 shares of Common Stock directly owned by DKB JTV Holdings, LLC, an entity controlled by Mr. Kronfeld.  Mr. Kronfeld disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Also includes (i) 20,592,850 shares of Common Stock directly owned by JK&B Capital V, L.P. (“JK&B”) and (ii) 15,534,956 shares of Common Stock directly owned by JK&B SOF. Mr. Kronfeld is the managing member of JK&B Capital V, L.L.C., the general partner of JK&B Management V, L.P. (“JK&B Management”). JK&B Management is the general partner of both JK&B and JK&B SOF. Mr. Kronfeld, JK&B Capital V, L.L.C. and JK&B Management each may be deemed to have sole voting and dispositive power over the shares.  Mr. Kronfeld disclaims beneficial ownership of the Common Stock owned by JK&B and JK&B SOF except to the extent of his pecuniary interest therein.

(9)	AvantaLion is a limited liability company controlled by Mr. Wang. See Footnote (5) above.
(10)
The address of this beneficial owner is c/o JK&B Capital, Two Prudential Plaza, 180 N. Stetson Avenue, Suite 4500, Chicago, Illinois 60601.  This beneficial owner is controlled by Mr. Kronfeld.  See Footnote (8) above.

(11)
Includes (i) 825,000 shares of Common Stock underlying options, (ii) 75,000 Underlying Shares, and (iii) 5,000,000 shares of Common Stock held by the 2012 Trust.  Mr. Reichbach is the trustee of the 2012 Trust and in such capacity has voting and dispositive control with respect to such shares.  Mr. Reichbach disclaims beneficial ownership of the shares held by the 2012 Trust.

(12)	Includes (i) 1,100,000 shares of Common Stock underlying options, (ii) 100,000 Underlying Shares and (iii) 6,000 shares of Common Stock owned by Mr. Her’s wife.
(13)	Includes (i) 1,100,000 shares of Common Stock underlying options and (ii) 100,000 Underlying Shares.
(14)	Includes (i) 837,500 shares of Common Stock underlying options and (ii) 50,000 Underlying Shares.
(15)	Includes (i) 712,500 shares of Common Stock underlying options and (ii) 75,000 Underlying Shares.
(16)	Includes (i) 75,000 shares of Common Stock underlying options and (ii) 237,487 shares of Common Stock held by The Gabriel A. Battista Revocable Trust Under a Trust Dated August 22, 2006.
(17)	The reported shares are held in a family trust for which Dr. Kenny serves as trustee.
(18)	Includes 227,050 shares of Common Stock underlying options.
(19)	Includes 50,000 Underlying Shares.

Certain Relationships and Related Transactions

The Company has entered into certain transactions and agreements in the normal course of operations with businesses that are related parties.  In evaluating these transactions, the Board establishes a special committee to review the proposed matters and make recommendations to the Board on the course of action, and in a case where a director is the related party, such individual abstains from voting to approve the transaction.  The hiring of children of executive officers for non-executive positions, as well as their compensation, is approved by the President and Chief Executive Officer.  Significant related party transactions in which the Company was a participant in 2016 and 2015 are set forth immediately below.

KyLin TV

KyLin TV, Inc. (“KyLin TV”), an IPTV company that is controlled by Mr. Wang, a member of the Board, is a customer of the Company.  For the years ended December 31, 2016 and 2015, we recognized revenue of $362,823 and $552,870, respectively, from KyLin TV.

We also provide and charge KyLin TV for administrative and general corporate support.  The amounts charged for these services provided by us for the years ended December 31, 2016 and 2015 were $97,060 and $117,930, respectively, and are recorded as a recovery in selling, general and administrative expense.

New York Islanders

We provide IT-related professional services and administrative services to the New York Islanders, which is minority-owned by Mr. Wang.  For the years ended December 31, 2016 and 2015, we recognized revenue of $279,553 and $291,735, respectively, from the sale of such services to the New York Islanders.

Renaissance Property Associates

We provide IT-related professional services to Renaissance Property Associates, LLC (“Renaissance”), a real estate management company 100% owned by Mr. Wang.  For the years ended December 31, 2016 and 2015, we recognized revenue of $120,000 and $120,000, respectively, from the sale of such services to Renaissance.

In June 2009, we signed a sublease agreement with Renaissance for office space in Plainview, New York.  Rent expense paid to Renaissance of $565,272 and $430,344, inclusive of taxes and utilities, is included in selling, general and administrative expense for the years ended December 31, 2016 and 2015, respectively.

Smile Train

We provide IT-related professional services to Smile Train, Inc. (“Smile Train”), a public charity whose founder and significant benefactor is Mr. Wang.  For the years ended December 31, 2016 and 2015, we recognized revenue of $96,000 and $96,000, respectively, from the sale of such services to Smile Train.

The amounts due from (to) these related parties are as follows:
	As of December 31,
	2016	2015
New York Islanders	$102,447	$(17,680)
Renaissance	25,904	75
KyLin TV	422,408	304,884
	$550,789	$287,279

Stockholders’ Agreement

We are party to a Stockholders’ Agreement, dated January 30, 2015, with PCF, Mr. Wang, Ms. Li, and AvantaLion, an entity controlled by Mr. Wang, entered into in connection with our acquisition of DivX.  The Stockholders’ Agreement, among other things:

•	grants PCF certain registration rights with respect to shares of our Common Stock;
•	grants PCF a preemptive right to participate in sales of our securities by us, subject to specified exceptions, to PCF;
•	obligates us to deliver periodic financial statements to PCF and grants PCF certain inspection rights;
•
entitles PCF to designate two members of the Board, at least one of whom will serve on each of the Audit, Compensation and Nominating Committees, along with an agreement by Mr. Wang, Ms. Li and AvantaLion to vote in favor of such designees; and

•	grants PCF approval rights with respect to certain key stockholder transaction and liquidation events.

The preemptive right, designee, voting and approval provisions will terminate on the date on which PCF and its affiliates cease to collectively beneficially own, in the aggregate, at least fifty percent of the total number of shares it acquired as consideration in the acquisition of DivX.  The preemptive right will also terminate immediately prior to the date on which we complete a public offering resulting in gross proceeds of at least $25,000,000 or the listing of the Common Stock on The Nasdaq Stock Market or the NYSE MKT.  A copy of the Stockholders’ Agreement is included as an exhibit to the Merger Agreement that was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 5, 2015.

Employees

Paul Wagner, Director, Advertising Sales, of the Company, is the son of J. Christopher Wagner, Executive Vice President, Marketplace Strategy, of the Company.  In 2016, the younger Mr. Wagner earned $133,440 in salary and commissions from the Company and was granted 25,000 options with a fair market value of $0.59 as of March 7, 2016, the effective date of the grant.

Equity Awards

For information regarding equity awards granted to our Named Executive Officers and directors, see “STATEMENT OF EXECUTIVE COMPENSATION – COMPENSATION DISCUSSION AND ANALYSIS – Executive Compensation Tables” and “CORPORATE GOVERNANCE MATTERS – Compensation of Directors – 2016 DIRECTOR COMPENSATION.”

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2016 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(5)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders

Amended and Restated NeuLion, Inc. 2012 Omnibus Securities and Incentive Plan(1)	32,028,450	$0.47	14,552,975

Fourth Amended and Restated Stock Option Plan(2)	2,038,750	$0.18	N/A

Amended and Restated Directors’ Compensation Plan(3)	0	N/A
			1,984,853
Employee Share Purchase Plan(4)	N/A	N/A	N/A

Equity compensation plans not approved by security holders

None	N/A	N/A	N/A
Total	34,067,200	$0.45	16,537,828

(1)  The maximum number of shares of Common Stock issuable upon exercise of securities granted pursuant to the 2012 Plan is 50,000,000.
(2)  The maximum number of shares of Common Stock issuable upon exercise of options granted pursuant to the Stock Option Plan is equal to the greater of (i) 4,000,000 shares of Common Stock and (ii) 12.5% of the number of issued and outstanding shares of Common Stock from time to time.  As a result, any increase in the issued and outstanding shares will result in an increase in the number of shares of Common Stock available for issuance under the Stock Option Plan, and any exercises of options will make new grants available under the Stock Option Plan.  No new option awards will be made under the Stock Option Plan; however, outstanding awards under the Stock Option Plan will remain in effect pursuant to their terms.  All awards of options are currently made under the 2012 Plan.
(3)  Shares of Common Stock are issued directly under the Directors’ Compensation Plan without exercise of any option, warrant or right.
(4)  We have not issued shares under the Employee Share Purchase Plan since its approval by our stockholders.
(5)  This column reflects grants of options and RSU Awards.

On May 9, 2012 (“Issuance Date”), we executed a warrant certificate in favor of Raine Advisors LLC, a consultant, for the issuance of up to 3,789,482 warrants to purchase up to such number of shares of Common Stock of the Company at an exercise price of $0.2201 per share (a weighted-average exercise price of $0.2201 per share).  On the Issuance Date, 1,894,741 warrants automatically vested.  The remaining 1,894,741 warrants shall vest on such date that occurs prior to the expiration date, which shall be 10 years from the Issuance Date, upon Raine’s satisfaction of certain conditions set forth in the warrant certificate.  All of such warrants were outstanding as of December 31, 2016.

On November 13, 2007, the Company issued 30,000 warrants to a sports media entity at an exercise price of $2.20 per warrant.  Each warrant is exercisable into one share of Common Stock of the Company, vested immediately and expire after 10 years.

For more information, see “STATEMENT OF EXECUTIVE COMPENSATION – COMPENSATION DISCUSSION AND ANALYSIS – Consulting Arrangements.”

DESCRIPTION OF EQUITY COMPENSATION PLANS

The following are summary descriptions of the Company’s equity-based compensation plans, and is qualified by the text of the plans themselves.

2012 Plan

The following is a summary of the material provisions of the 2012 Plan, and is qualified in its entirety by reference to the complete text of the 2012 Plan, a copy of which is found at Exhibit 10.8 to our Annual Report on Form 10-K filed with the SEC on March 1, 2017.  For the purposes of this general description, references to capitalized terms not defined here have the meanings ascribed to them in the 2012 Plan.

Administration.  The 2012 Plan is administered by the Compensation Committee of the Board, which consists of three members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Internal Revenue Code of 1986, as amended (“IRC”), Section 162(m). Among other things, the Compensation Committee has complete discretion, subject to the express limits of the 2012 Plan, to determine the non-employee directors, employees and non-employee consultants to be granted an award, the type of award to be granted, the terms and conditions of the award, the form of payment to be made and/or the number of shares of Common Stock subject to each award, the exercise price of each award which is an Option and the base value of each award which is a stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Common Stock underlying the award, and the required withholding, if any.  Subject to the express limits of the 2012 Plan and any applicable stock exchange rule on which the shares of Common Stock trade at the applicable time, the Board may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award.  The Compensation Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2012 Plan. Notwithstanding the foregoing, the Compensation Committee does not have any authority to grant or modify an award under the 2012 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to IRC Section 409A.

Grant of Awards; Shares Available for Awards.  The 2012 Plan provides for the grant of Options, SARs, performance share awards, performance unit awards, distribution equivalent rights, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, employees and non-employee consultants of the Company and its affiliates.  The Company has reserved a total of 50,000,000 shares of Common Stock for issuance as or under awards to be made under the 2012 Plan.  If any award lapses, expires, is cancelled, is terminated unexercised or ceases to be exercisable or issuable for any reason, or the rights of its holder terminate, the number of shares of Common Stock subject thereto is again available for grant under the 2012 Plan.  The number of shares of Common Stock for which awards of Options or SARs may be granted under the 2012 Plan to an employee is limited in any calendar year to 1,000,000 shares.

Currently, all of our employees, our seven non-employee directors and our non-employee consultants are eligible to receive Awards under the 2012 Plan.  Future new hires and additional non-employee directors and/or consultants would be eligible to receive Awards under the 2012 Plan as well.  The number of Awards to be granted to executives and non-employee directors cannot be determined at this time as the grant of Awards is dependent upon various factors such as hiring requirements and job performance.

Options.  Options granted under the 2012 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the IRC, or “nonqualified stock options” (“NQSOs”).  Options may be granted on such terms and conditions as the Compensation Committee may determine; provided, however, that the per share exercise price under an Option may not be less than the fair market value of a share of Common Stock on the date of grant calculated using the five-day volume weighted average trading price of Common Stock and the term of the Option may not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company).  ISOs may only be granted to participants who are employees. In addition, the aggregate fair market value of the Common Stock covered by one or more ISOs (determined at the time of grant) which are exercisable for the first time by a participant who is an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

SARs.  A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Common Stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, Options granted under the 2012 Plan. A SAR granted in tandem with a Option: (i) is exercisable only at such times, and to the extent, that the related Option is exercisable in accordance with the procedure for exercise of the related Option; (ii) terminates upon termination or exercise of the related Option (likewise, an Option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable (in the very limited contexts permitted under the 2012 Plan) only with the related Option; and (iv) may be exercised only when the value of the stock subject to the Option exceeds the exercise price under the Option. A SAR that is not granted in tandem with a Option is exercisable at such times as the Compensation Committee may specify.

Performance Unit Awards and Performance Share Awards.  Performance unit awards and performance share awards entitle the participant to receive cash or shares of Common Stock upon the attainment of specified performance goals.  In the case of performance unit awards, the right to acquire the units is denominated in cash values.

Distribution Equivalent Rights Awards.  A distribution equivalent rights award entitles the participant to receive bookkeeping credits, cash payments and/or distributions of Common Stock equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of Common Stock during the period the participant held the distribution equivalent rights.  A distribution equivalent right may be awarded as a component of another award, other than an Option, under the 2012 Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.  Distribution equivalent rights may not be awarded as a component of an Option.

Restricted Stock Awards and Restricted Stock Unit Awards.  A restricted stock award is a grant or sale of Common Stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the Compensation Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company.  A restricted stock unit entitles the participant to receive (i) a cash payment equal to the fair market value of a share of Common Stock or (ii) a share of Common Stock, as determined by the Compensation Committee, for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirements.

Unrestricted Stock Awards.  An unrestricted stock award is a grant or sale of shares of Common Stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change of Control Provisions.  In the event of a change of control of the Company (as defined in the 2012 Plan), all then-outstanding awards will automatically become fully vested and, as applicable, immediately and fully exercisable.

Amendment and Termination.  The Compensation Committee may adopt, amend and rescind rules relating to the administration of the 2012 Plan. The Board may in its discretion at any time terminate the 2012 Plan with respect to any shares of Common Stock for which awards have not yet been granted; provided, that the 2012 Plan’s termination may not materially and adversely impair the rights of a participant with respect to any award granted to the participant before that time, without the participant’s consent. The Board may without stockholder approval but subject to receipt of the approval of the TSX, in its sole discretion make: (i) amendments to the 2012 Plan of a housekeeping nature; (ii) a change to the vesting provisions of an award or the 2012 Plan; (iii) a change to the termination provisions of an award or the 2012 Plan which does not entail an extension beyond the original expiry date, except as contemplated in the 2012 Plan; and (iv) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the 2012 Plan reserve; provided, however (and subject to the following sentence), that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the 2012 Plan may:

•	modify the limits with respect to the maximum number of shares of Common Stock reserved for grant under the 2012 Plan;
•	amend the article of the 2012 Plan addressing amendments and terminations;
•	amend, modify or suspend certain repricing prohibitions of the 2012 Plan, including reducing the exercise price of an award which is an Option benefiting an insider;
•	extend the term of an award which is an Option benefiting an insider;
•	disproportionately increase the benefits accruing to insiders; or
•	amend the limits with respect to insiders set forth in the 2012 Plan.

With respect to the last four bullets, any stockholder approval at a meeting of stockholders must exclude any shares of the Company voted by any insiders benefiting from the amendment or modification. For greater certainty, shares of the Company voted by any holder and any insider will be included in the applicable quorum and stockholder vote with respect to an increase in the maximum number of shares issuable under the 2012 Plan.

Except as expressly provided in the 2012 Plan, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

Assignability.  No Award under the 2012 Plan or any Award Agreement and no rights or interests in the 2012 Plan or any Award Agreement, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an ISO, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 of the 2012 Plan.

Cessation.  Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5 of the 2012 Plan, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

•	The Holder’s rights, if any, to exercise any then exercisable NQSOs and/or SARs shall terminate:
o
If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three months after the date of such termination of employment or after the date of such termination of Director status;

o	If such termination is on account of the Holder’s Total and Permanent Disability, one year after the date of such termination of employment or Director status; or
o	If such termination is on account of the Holder’s death, one year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such NQSOs and SARs.

•	The Holder’s rights, if any, to exercise any then exercisable ISO shall terminate:
o	If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three months after the date of such termination of employment;
o	If such termination is on account of the Holder’s Total and Permanent Disability, one year after the date of such termination of employment; or
o	If such termination is on account of the Holder’s death, one year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such ISOs.

•
If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within 30 days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5 of the 2012 Plan, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

•	The Holder’s rights, if any, to exercise any then exercisable NQSOs and/or SARs shall terminate:
o	If such termination is for a reason other than the Holder’s death, three months after the date of such termination; or
o	If such termination is on account of the Holder’s death, one year after the date of the Holder’s death.

•
If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within 30 days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in Article VI of the 2012 Plan, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3 of the 2012 Plan; provided, however, that any such Award which is intended to be an ISO shall, upon the Holder’s no longer being an Employee, automatically convert to a NQSO. Should a Holder’s status as a Consultant terminate, and if, within ninety days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2 of the 2012 Plan.

Notwithstanding anything in Article VI or elsewhere in the 2012 Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

Terms and Conditions

Options.  The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3 of the 2012 Plan, no Option shall be exercisable after the expiration of ten years from the date of its grant. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XV of the 2012 Plan. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the 2012 Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of shares of Common Stock otherwise issuable in connection with the exercise of the Option, for purposes of Section 7.4(b) of the 2012 Plan. Separate stock certificates shall be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an ISO and for those shares of Common Stock acquired pursuant to the exercise of a NQSO.

Restricted Stock Awards.  At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2 of the 2012 Plan.

Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4 of the 2012 Plan, as applicable, be set forth in a Restricted Stock Award Agreement made in conjunction with the Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All shares of Common Stock delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth day of the third calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such shares becomes vested.

The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Unrestricted Stock Awards.  Pursuant to the terms of the applicable Unrestricted Stock Award Agreement, a Holder may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

Restricted Stock Unit Awards.  The Committee shall set forth in the applicable Restricted Stock Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 of the 2012 Plan and the number of Units awarded to the Holder. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Award Agreements need not be identical. The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Award Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such payment shall be made no later than by the fifteenth day of the third calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested.

Performance Unit Awards.  The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2 of the 2012 Plan, the number of Units awarded to the Holder and the dollar value assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Award Agreements need not be identical. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement. If achieved, such payment shall be made no later than by the fifteenth day of the third calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

Performance Share Awards.  The Committee shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth day of the third calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Share Award Agreements need not be identical.

Distribution Equivalent Rights.  The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions applicable to such Award, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth day of the third calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in shares of Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award (but not an Option), whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth day of the third calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

SARs.  The Committee shall set forth in the applicable SAR Award Agreement the terms and conditions of the SAR, including (i) the base value (“Base Value”) for the SAR, which for purposes of a SAR which is not a Tandem SAR, shall be not less than the Fair Market Value of a share of the Common Stock on the date of grant of the SAR, (ii) the number of shares of Common Stock subject to the SAR, (iii) the period during which the SAR may be exercised; provided, however, that no SAR shall be exercisable after the expiration of ten years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the SAR. Upon the exercise of some or all of a SAR, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

•	The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;
•	The number of shares of Common Stock with respect to which the SAR is exercised.

If the Committee grants a SAR which is intended to be a Tandem SAR, the Tandem SAR shall be granted at the same time as the related Option, and the following special rules shall apply:

•	The Base Value shall be equal to or greater than the per share exercise price under the related Option;
•
The Tandem SAR may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem SAR shall be cancelled);

•	The Tandem SAR shall expire no later than the date of the expiration of the related Option;
•
The value of the payment with respect to the Tandem SAR may be no more than 100% of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem SAR is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem SAR is exercised; and

•	The Tandem SAR may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share exercise price under the related Option.

IRC Section 162(m).  The Company has attempted to structure the 2012 Plan so that remuneration attributable to Options and other awards may, at the discretion of the Committee, be structured so as to not be subject to the deduction limitation contained in IRC Section 162(m).

Recapitalization or Reorganization.  Subject to certain restrictions, the 2012 Plan provides for the adjustment of shares of Common Stock underlying awards previously granted if, and whenever, prior to the expiration or distribution to the holder of shares of Common Stock underlying an award theretofore granted, the Company shall effect a subdivision or consolidation of the shares of Common Stock or the payment of a dividend on shares of Common Stock without receipt of consideration by the Company. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted award, the holder shall be entitled to receive (or entitled to purchase, if applicable) under such award, in lieu of the number of shares of Common Stock then covered by such award, the number and class of shares and securities to which the participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the participant had been the holder of record of the number of shares of Common Stock then covered by such award. The 2012 Plan also provides for the adjustment of shares underlying awards previously granted by the Board in the event of changes to the outstanding shares of Common Stock by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split up, spin off, exchange or other relevant change in capitalization occurring after the date of the grant of any award, subject to certain restrictions.

Limitation on Insiders.  Pursuant to Section 613(h)(i) of the Toronto Stock Exchange Company Manual, in no event will awards issued under the 2012 Plan, alone or when combined with awards made under all other securities-based compensation arrangements of the Company, result in shares of Common Stock being issued during any one-year period or issuable at any time, in either case to Insiders, in excess of 10% of the Company’s issued and outstanding shares of Common Stock (calculated on a non-dilutive basis). Notwithstanding any provision in the 2012 Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options under Article VII of the 2012 Plan and/or SARs under Article XIV of the 2012 Plan, in either or both cases granted to any one Insider during any calendar year, shall be 1,000,000 shares (subject to adjustment in the same manner as provided in Article XV of the 2012 Plan with respect to shares of Common Stock subject to Awards then outstanding).

As of April 15, 2017, the maximum number of shares of Common Stock issuable under the 2012 Plan was 50,000,000 (representing 18% of the issued and outstanding Common Stock).  Of that number, 36,922,465 shares of Common Stock (representing 13% of the issued and outstanding shares of Common Stock) have been or may be issued per the terms of the various awards, leaving 13,077,535 shares of Common Stock (representing 5% of the issued and outstanding Common Stock) available for future grants.  Since its inception, 4,523,515 shares of Common Stock have been issued pursuant to the 2012 Plan, which represents 2% of the issued and outstanding shares of Common Stock.

Stock Option Plan

The following is a summary of the material provisions of the Stock Option Plan, and is qualified in its entirety by reference to the complete text of the Stock Option Plan, a copy of which is found at Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on November 12, 2013.  For the purposes of this general description, references to capitalized terms not defined here have the meanings ascribed to them in the Stock Option Plan.

The Stock Option Plan was established to advance the interests of the Company by:

•	providing Eligible Persons (as defined below) with additional incentives;
•	encouraging stock ownership by Eligible Persons;
•	increasing the proprietary interest of Eligible Persons in the success of the Company;
•	encouraging Eligible Persons to remain loyal to the Company or a related entity; and
•	attracting new employees, officers, directors and consultants to the Company or a related entity.

The Stock Option Plan is administered by the Board, or if so authorized by the Board, the Compensation Committee.  Under the Stock Option Plan, options to purchase shares of Common Stock may be granted by the Board to employees, directors, officers and consultants of the Company or any related entity (“Eligible Persons”).

The Board or Compensation Committee, as the case may be, also has the authority, subject to the terms of the Stock Option Plan, among other things, to determine the terms of grants, suspend or terminate the Stock Option Plan or any option agreement thereunder and make determinations under the Stock Option Plan.

The exercise price for any option granted under the Stock Option Plan is determined as follows:

•	If the Common Stock trades on a market,
o
the exercise price is based on the closing market price of the Common Stock on the market with the largest trading volume of the Common Stock on the last trading date preceding the date of the grant; and

o	if there is no trading on that date, the exercise price will be the average of the bid and ask on the date preceding the date of the grant.
•	If there is no trading market for the Common Stock, the Board will in good faith determine the exercise price of an option based on the fair market value of the Common Stock on the date of the grant.
•
If the option is to be granted on a pre-determined date in the future, the exercise price will be the weighted average trading price, rounding up to the nearest cent, of the Common Stock on the stock exchange or quotation system upon which any shares of the Company are then listed and posted or quoted for trading for the five trading dates preceding the date of the grant.

•	In all instances the exercise price shall not be less than the fair market value as determined by IRC Section 409A.

Options are exercisable during a period established at the time of their grant provided that such period will expire no later than five years after the date of grant, subject to early termination.  Until April 29, 2010, options granted under the Stock Option Plan vested over a 48-month period and could be exercised after they vested until the end of the five-year period.  The Board has discretion under the Stock Option Plan to change the vesting schedule, and on April 29, 2010, the Board approved a new vesting schedule which provided that options granted under the Stock Option Plan after May 31, 2010 would vest in equal increments of 25% on each anniversary of the date of grant.  Options not exercised prior to the expiry date will become null and void and the Common Stock reserved for such issuance would then be available for subsequent option grants.

A holder of options (an “Optionholder”) may pay the option price by bank draft or certified check, or elect either of a “cashless” or “net” exercise.

If an Optionholder ceases to be an Eligible Person on a particular date (“Termination Date”) for any reason whatsoever other than death, each option held by such Optionholder, its permitted assigns or the Optionholder’s Registered Retirement Savings Plan (“RRSP”) or a Registered Retirement Income Fund (“RRIF”) will cease to be exercisable 90 days after the Termination Date. If any portion of an option has not vested by the Termination Date, that portion of the option may not under any circumstances be exercised by the Optionholder, or the Optionholder’s RRSP or RRIF or its permitted assigns. In the event that an Optionholder’s employment, consultancy or directorship, as applicable, is terminated by the Company for cause (as defined in such Optionholder’s employment or consulting agreement, as applicable), such Optionholder’s options, whether vested or otherwise, shall immediately terminate unless the Board determines otherwise within 30 days. If an Optionholder dies, the legal representatives of the Optionholder may exercise the Optionholder’s options within 120 days after the date of such Optionholder’s death (but only to the extent the options were by their terms exercisable on the date of death).

If there is a “take-over bid” or an “issuer bid” other than a “normal course issuer bid” (within the meaning of each of these terms under applicable securities laws and stock exchange rules) made for all or any of the issued and outstanding Common Stock, then the Board may, in its sole discretion, permit any or all unvested options of any or all Optionholders outstanding under the Stock Option Plan to become immediately exercisable (subject to any limitations that the Board may impose) in order to permit Common Stock issuable upon the exercise of such options to be tendered to such bid. Unvested options do not automatically vest in the event of a Change of Control (as defined in the Stock Option Plan) unless otherwise agreed in an employment or consulting agreement between the Optionholder and the Company or unless an Optionholder’s employment is terminated other than for cause, in connection with a Change of Control. However, the Board may, in its sole discretion, permit any or all unvested options of any or all Optionholders outstanding under the Stock Option Plan to become immediately exercisable (subject to any limitations the Board may impose) in the event of such a Change of Control.

Options are personal to each Eligible Person and its permitted assigns. No Eligible Person may deal with any options or any interest in them or transfer any options held by the Eligible Person except in accordance with the Stock Option Plan.

Grants under the Stock Option Plan are restricted to insiders to:

•	10% of the shares of Common Stock outstanding under all share compensation arrangements;
•	10% of the shares of Common Stock outstanding issuable to insiders within a one-year period; and
•	5% of the shares of Common Stock outstanding issuable to any one insider within a one-year period.

Stockholder approval is required for the following amendments:

•	to increase the maximum number of shares of Common Stock that may be issued pursuant to options granted under the Stock Option Plan;
•	to reduce the exercise price of options for the benefit of an insider;
•	to extend the expiry date of options for the benefit of an insider; and
•	to amend the section of the Stock Option Plan that addresses these types of amendments.

The maximum number of shares of Common Stock issuable upon exercise of options granted pursuant to the Stock Option Plan is equal to the greater of (i) 4,000,000 shares of Common Stock; and (ii) 12.5% of the number of issued and outstanding shares of Common Stock from time to time.  As of April 15, 2017, the maximum number of shares of Common Stock issuable upon exercise of options was 34,617,721 (representing 12.5% of the issued and outstanding Common Stock).  Of that number, options to purchase 1,998,750 shares of Common Stock (representing less than 1% (0.7%) of the issued and outstanding Common Stock) had been granted and are currently outstanding, leaving options to purchase 32,618,971 shares of Common Stock (representing 11.8% of the issued and outstanding Common Stock) available for grant.  No new option awards will be made under the Stock Option Plan, however, and all awards of options are currently made under the 2012 Plan.

Directors’ Compensation Plan

The following is a summary of the material provisions of the Directors’ Compensation Plan, and is qualified in its entirety by reference to the complete text of the Directors’ Compensation Plan, a copy of which is found at Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on June 5, 2012.

The purpose of the Directors’ Compensation Plan is to advance the interests of the Company by (i) encouraging its directors to acquire shares of Common Stock, thereby increasing the proprietary interests of such persons in the Company and aligning the interests of such persons with the interests of stockholders generally and (ii) preserving the Company’s cash for other corporate purposes.

The Directors’ Compensation Plan is administered by the Board or the Compensation Committee.  Subject to the limitations of the Directors’ Compensation Plan, the administrator has the authority to:

•	issue shares of Common Stock to non-executive directors under the Directors’ Compensation Plan;
•	determine the terms, including the limitations, restrictions and conditions, if any, upon such grants;
•
interpret the Directors’ Compensation Plan and adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Directors’ Compensation Plan as it may from time to time deem advisable, subject to required prior approval by any applicable regulatory authority;

•	suspend or terminate the Directors’ Compensation Plan; and
•	make all other determinations and to take all other actions in connection with the implementation and administration of the Directors’ Compensation Plan as it may deem necessary or advisable.

Management directors are not eligible to receive shares of Common Stock under the Directors’ Compensation Plan because they do not receive compensation as directors.

Under the Directors’ Compensation Plan, the non-executive directors of the Company receive at least 50% of their annual retainers and Board and committee meeting fees in the form of shares of Common Stock and may elect to receive up to 100% of their retainers and fees in shares of Common Stock in lieu of cash compensation.

Non-executive directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings.  Subject to the overall maximum shares authorized for issuance under the Directors’ Compensation Plan, there is no individual cap on the maximum number of shares of Common Stock available to be issued by NeuLion to any individual non-executive director under the Directors’ Compensation Plan.

Upon ceasing to be a non-executive director, a director will no longer be eligible to receive shares of Common Stock under the Directors’ Compensation Plan and any remaining amounts payable to such director shall be paid in cash.

Common Stock is issued as soon as is administratively practicable following receipt of a notice from the applicable director at the same time cash compensation would otherwise be payable to the director during the months of June and December, as determined in the discretion of the Board.

As of April 15, 2017, the maximum number of shares of Common Stock issuable under the Directors’ Compensation Plan was 5,000,000.  Of that number, 3,015,147 shares of Common Stock (representing 1% of the issued and outstanding shares of Common Stock) has been issued, leaving 1,984,853 shares of Common Stock (representing less than 1% (0.7%) of the issued and outstanding Common Stock) available for issuance.

Employee Share Purchase Plan (“ESPP”)

The following is a summary of the material provisions of the ESPP, and is qualified in its entirety by reference to the complete text of the Directors’ Compensation Plan, a copy of which is found at Exhibit 10.17 to our Registration Statement on Form 10 filed with the SEC on April 9, 2009.

At the annual and special meeting of stockholders of the Company held on June 26, 2008, stockholders approved the Company’s ESPP, pursuant to which certain employees of the Company may elect to purchase Common Stock from the Company. Upon implementation of the ESPP, senior employees of the Company will be eligible to participate in the ESPP following six months of continuous employment with the Company. Participating employees will be able to make contributions, by payroll deduction only, at a rate of not less than 10% of their salary or such other integer percentage rate up to and including 100% of their salary as such participating employee shall elect, which contribution rate may be changed at the election of the employee from time to time in accordance with the terms of the ESPP. Participating employees will be able to choose to suspend participation in the ESPP provided proper notice in writing is filed with the Company at least 15 days prior to the first of the month in which payroll deductions are to be suspended.

The Board has the power and authority, without notice or stockholder approval, at any time and from time to time, to suspend or terminate the ESPP and to establish the rules and regulations relating to ESPP and to make all determinations necessary or advisable for administration of the ESPP. Without limiting the foregoing, the Board shall have the authority to amend the ESPP as follows without seeking stockholder approval:

•	amendments as may be necessary to comply with applicable law or the requirements of any applicable regulatory authority or stock exchange;
•	an amendment to correct or rectify any ambiguity, defective provision, error or omission in the ESPP;
•	an amendment to change the provisions relating to the administration of the ESPP; and
•	to make any other amendment to the ESPP that does not require stockholder approval by virtue of the provisions of the ESPP, applicable laws or relevant regulatory or stock exchange requirements.

In the event of termination of the ESPP, each participating employee shall receive the number of whole Common Stock in his or her account and a cash payment by check for any fractional Common Stock held in his account, as soon as practicable following the effective date of termination of the ESPP.

Any amendment of the ESPP to increase the maximum number of shares of Common Stock issuable under the ESPP shall become effective only upon stockholder approval thereof, such approval to be obtained in accordance with applicable corporate and securities laws and the rules of the stock exchanges on which the Common Stock is listed.

A maximum of 2,000,000 shares of Common Stock have been reserved for issuance under the ESPP from treasury shares of the Company at a 15% discount to the 10 day volume weighted average price of the Common Stock traded on the TSX provided, however, that the aggregate of the Company’s securities (i) issued to insiders of the Company, within any one-year period, and (ii) issuable to insiders of the Company, at any time, under the ESPP, or when combined with all of the Company’s other security based compensation arrangements, could not exceed 10% of the Company’s total issued and outstanding securities.

The administrator of the ESPP will hold the Common Stock credited to a participating employee’s account for the whole period of participation of such participating employee in the ESPP. A participating employee, who terminates employment (with or without cause at law), retires or otherwise elects to withdraw from participation in the ESPP, or, the participating employee’s beneficiary in the event of the participating employee’s death, shall receive, subject to applicable withholding taxes:
·
•	the number of whole Common Stock credited to his or her account; or
•
the cash equivalent of the value of the whole Common Stock to his or her account, less any brokerage fees, as determined by the administrator, as of the date of termination of employment, retirement, death or withdrawal from the ESPP, whichever the case may be.

Any fractional Common Stock remaining in the participating employee’s account will be paid in cash by check in an amount equal to the value of the fractional Common Stock as determined by the administrator.

A participating employee who terminates employment (with or without cause) may, upon notice to the Company, request that all or a portion of the Common Stock in that participating employee’s account be transferred to his or her name, or an external account in his or her name, or be sold or, where the participating employee holds Common Stock in a registered retirement plan, that all or a portion of the Common Stock in that participating employees’ registered retirement plan be transferred to, be sold and the proceeds transferred to another registered retirement plan in the participating employee’s name, or be sold and the proceeds, net of withholding tax, be remitted to the participating employee. Any fractional Common Stock credited to the participating employee’s account shall be disregarded on any sale or transfer and the participating employee shall be entitled to receive the cash equivalent thereof.

Each participating employee of a subsidiary company shall, upon such company ceasing to be a subsidiary, cease to be a participating employee of the ESPP and will receive the number of whole Common Stock in his account and a cash payment by check for any fractional shares held in his account as soon as practicable following such participating employee ceasing to be a participant of the ESPP.

The Company is responsible for the administration of the ESPP and the payment of any fees or charges incurred in the operation of the ESPP, including payments to the administrator, counsel and other agents employed by the Company in connection with the operation of the ESPP.

Although the Effective Date of the ESPP was July 1, 2008, the Company has not implemented the ESPP since its approval by stockholders.

Indemnification Obligations

Our Bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law.  Subject to certain limitations, our Bylaws also require us to advance expenses incurred by our directors and officers.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ended December 31, 2017.  Before selecting EisnerAmper, the Audit Committee carefully considered the firm’s qualifications as an independent registered public accounting firm for the Company.  This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing.

We are asking our stockholders to ratify the selection of EisnerAmper as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of EisnerAmper to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.  In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Audit Committee to consider the selection of a different firm.  Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of EisnerAmper are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

Required Vote

The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the appointment of EisnerAmper.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, trust or other holder of record can only vote your shares in the ratification of the appointment of the independent registered public accountants if you direct the holder how to vote by marking your proxy, which will be sent to you by such holder.

Pre-Approval of Services

The Audit Committee follows a policy pursuant to which audit and non-audit services proposed to be performed by the independent registered public accountants may be pre-approved. These services may include audit services, audit-related services, tax services, and other services.

The Audit Committee determines from time to time permitted services that have its general pre-approval. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget and annual review. The Chief Financial Officer reviews all requests for services to be provided by the independent registered public accountants to determine whether such services are included within the list of services that have received the general pre-approval of, or require specific pre-approval by, the Audit Committee. The Chief Financial Officer shall consult as necessary with the Chairman of the Audit Committee in determining whether any particular service has been pre-approved.

Audit services in the amount of $457,000 for 2016 and $400,000 for 2015, and tax services in the amount of $100,300 for 2016 and $120,000 for 2015, were provided through the general pre-approval process. The Audit Committee has determined such services are consistent with SEC rules on auditor independence. A service which has not received general pre-approval will require specific pre-approval by the Audit Committee before the service can be provided by the independent registered public accountants. The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee, who must report to the Audit Committee at its next scheduled meeting any services so approved by him.  All services performed by the independent registered public accountants in 2016 were pre-approved under the general pre-approval process or under the specific pre-approval process.

The Audit Committee pre-approves all services performed by the independent registered public accountants, in part to assess whether the provision of such services might impair the independent registered public accountants’ independence. The Audit Committee’s policy and procedures are as follows:

•
The Audit Committee approves the annual audit services engagement and, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters. As discussed above, the Audit Committee may also pre-approve other audit services, which are those services that only the independent registered public accountants reasonably can provide.

•
The Audit Committee believes that the provision of audit-related services does not impair the independence of the independent registered public accountants. Audit-related services are assurance and related services that are reasonably related to the performance of the audit, and that are traditionally performed by the independent registered public accountants.

•
The Audit Committee believes that, in appropriate cases, the independent registered public accountants can provide tax compliance services, tax planning and tax advice without impairing the auditors’ independence.

•
The Audit Committee may approve other services to be provided by the independent registered public accountants if (i) the services are permissible under SEC and Public Company Accounting Oversight Board rules, (ii) the Audit Committee believes the provision of the services would not impair the independence of the independent registered public accountants and (iii) management believes that the independent registered public accountants are the best choice to provide the service.

For each engagement, management provides the Audit Committee with information about the services and fees sufficiently detailed to allow the Audit Committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the independent registered public accountants.

After the end of the audit year, management provides the Audit Committee with a summary of the actual fees incurred for the completed audit year.

Services and Fees of Independent Registered Public Accountants

The following tables shows the fees incurred for services rendered by EisnerAmper in 2016 and 2015. All such services were pre-approved by the Audit Committee in accordance with the pre-approval policy.

	2016 $	2015 $
Audit fees(1)	457,000	400,000
Audit-related fees	-	-
Tax fees(2)	100,300	120,000
All other fees(3)	90,000	-
Total	647,300	520,000
_____________________
(1)	In 2016, audit fees were comprised of $450,000 for audit services and $7,000 for rendering a consent in connection with the Company’s Registration Statement on Form S-8.
(2)
In 2016, tax fees were comprised of $90,000 for professional services rendered for the preparation of the Company’s tax returns and $10,300 for miscellaneous tax services.  In 2015, tax fees were comprised of $85,000 for professional services rendered for the preparation of the Company’s tax returns and $35,000 attributable to a study performed to determine whether the Company had had a “change of ownership” under IRC Section 382 due to the acquisition of DivX.

(3)	In 2016, the fees were for an examination and report regarding the Company’s Service Organization Controls.

In considering the nature of the services provided by the independent registered public accountants, the Audit Committee determined that such services were compatible with the provision of independent audit services. The Audit Committee discussed these services with EisnerAmper and Company management to determine that they were permitted under the applicable rules and regulations.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control and disclosure controls. In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with United States generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements and related disclosures with management and the independent registered public accountants, including a review of the significant management judgments underlying the financial statements and disclosures.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work (including resolution of disagreements between management and the Company’s independent registered public accountants regarding financial reporting) of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other review or attest services for the Company. The independent registered public accountants report to the Audit Committee at each regularly scheduled Audit Committee meeting or as necessary, and the Chairman of the Audit Committee reports to the Board at each regularly scheduled Board meeting or as necessary.

The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board, and by Rule 2-07 of Regulation S-X, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accountants their independence from the Company and its management. In concluding that the independent registered public accountants are independent, the Audit Committee determined, among other things, that the non-audit services provided by EisnerAmper (as described above) were compatible with their independence. Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee has adopted policies to avoid compromising the independence of the independent registered public accountants, such as prior Audit Committee approval of non-audit services and required audit partner rotation.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board subsequently approved the recommendation) that the audited financial statements be included in the Company’s Annual Report for filing with the SEC.  The Audit Committee has also appointed EisnerAmper as the Company’s independent registered public accountants for 2017.

AUDIT COMMITTEE MEMBERS:
James R. Hale, Chairman
Shirley Strum Kenny
David Kronfeld

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and any beneficial owner of more than 10% of any class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC and furnish copies of the reports to the Company.  Based solely on the Company’s review of copies of such forms and written representations by the Company’s directors and executive officers received by it, the Company believes that during 2016, all such reports were timely filed.

Code of Conduct

All of our directors, officers and employees are required to abide by the Company’s Code of Conduct to ensure that our business is conducted in a consistently legal and ethical manner. Our policies and procedures cover all major areas of professional conduct, including employee policies, conflicts of interest, protection of confidential information, and compliance with applicable laws and regulations.  The Code of Conduct is available at the Company’s website at www.neulion.com.

Stockholder Communications

Stockholders can mail communications to the Company by writing to NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803, ATTN: Corporate Secretary.  All correspondence is handled by the Corporate Secretary, forwarded to the appropriate department for response or forwarded to the Board.

By Order of the Board of Directors

/s/ Roy E. Reichbach
Roy E. Reichbach
President and Chief Executive Officer, and a Director

April 28, 2017

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 pm Eastern Time on May 31, 2017.
Vote by Internet • Go to www.investorvote.com/NEUL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. ELECTION OF DIRECTORS NOMINATED BY MANAGEMENT:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain

01 - Gabriel A. Battista	☐	☐	☐	02 - Robert E. Bostrom	☐	☐	☐	03 - John A. Coelho	☐	☐	☐
04 - James R. Hale	☐	☐	☐	05 - Shirley Strum Kenny	☐	☐	☐	06 - David Kronfeld	☐	☐	☐
07 - Nancy Li	☐	☐	☐	08 - Roy E. Reichbach	☐	☐	☐	09 - Charles B. Wang	☐	☐	☐

	For	Against	Abstain
2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS:	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NEULION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEULION, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF NEULION, INC. TO BE HELD ON JUNE 1, 2017

Alexander G. Arato and Stacey Sabo, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as they or their substitutes present and acting at the meeting shall unanimously determine, all of the shares of capital stock of NeuLion, Inc. that the undersigned would be entitled to vote, if personally present, at the 2017 Annual Meeting of Stockholders of NeuLion, Inc. and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1 and 2.  The Board of Directors recommends a vote FOR Proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE SO THAT IT ARRIVES BY 5:00 P.M. EASTERN TIME ON MAY 31, 2017.

C	Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance	☐
Mark the box to the right if you plan to attend the Annual Meeting.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.